As filed with the Securities and Exchange Commission on March 5, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-3668

THE WRIGHT MANAGED INCOME TRUST
177 West Putnam Ave.
Greenwich, Connecticut 06830

Michael J. McKeen, Principal Financial Officer
Three Canal Plaza, Suite 600
Portland, ME 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – December 31, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

WRIGHT INVESTORS' SERVICE

THE WRIGHT MANAGED BLUE CHIP INVESTMENT FUNDS

ANNUAL REPORT

December 31, 2017

THE WRIGHT MANAGED EQUITY TRUST

THE WRIGHT MANAGED INCOME TRUST

- Wright Current Income Fund

The Wright Managed Blue Chip Investment Funds

The Wright Managed Blue Chip Investment Funds consist of three equity funds from The Wright Managed Equity Trust and one fixed-income fund from The Wright Managed Income Trust. Each of the four funds have distinct investment objectives and policies. They can be used individually or in combination to achieve virtually any objective. Further, as they are all "no-load" funds (no commissions or sales charges), portfolio allocation strategies can be altered as desired to meet changing market conditions or changing requirements without incurring any sales charges.

Approved Wright Investment List

Securities selected for investment in these funds are chosen mainly from a list of "investment grade" companies maintained by Wright Investors' Service ("Wright", "WIS" or the "Adviser"). Over 39,000 global companies (covering 85 countries) in Wright's database are screened as new data becomes available to determine any eligible additions or deletions to the list. The qualifications for inclusion as "investment grade" are companies that meet Wright's Quality Rating criteria. This rating includes fundamental criteria for investment acceptance, financial strength, profitability & stability and growth. In addition, securities, which are not included in Wright's "investment grade" list, may also be selected from companies in the fund's specific benchmark (up to 20% of the market value of the portfolio) in order to achieve broad diversification.

Three Equity Funds

Wright Selected Blue Chip Equities Fund (WSBC) (the "Fund") seeks to enhance total investment return through price appreciation plus income. The Fund's portfolio is characterized as a blend of growth and value stocks. The market capitalization of the companies is typically between $1-$10 billion at the time of the Fund's investment. The Adviser seeks to outperform the Standard & Poor's MidCap 400 Index ("S&P MidCap 400") by selecting stocks using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright Major Blue Chip Equities Fund (WMBC) (the "Fund") seeks to enhance total investment return through price appreciation plus income by providing a broadly diversified portfolio of equities of larger well-established companies with market values of $5 billion or more. The Adviser seeks to outperform the Standard & Poor's 500 Index ("S&P 500") by selecting stocks, using fundamental company analysis and company specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries and sectors.

Wright International Blue Chip Equities Fund (WIBC) (the "Fund") seeks total return consisting of price appreciation plus income by investing in a broadly diversified portfolio of equities of well-established, non-U.S. companies. The Fund may buy common stocks traded on the securities exchange of the country in which the company is based or it may purchase American Depositary Receipts ("ADR's") traded in the United States. The portfolio is denominated in U.S. dollars and investors should understand that fluctuations in foreign exchange rates may impact the value of their investment. The Adviser seeks to outperform the MSCI World ex U.S. Index ("MSCI World ex U.S.") by selecting stocks using fundamental company analysis and company-specific criteria such as valuation and earnings trends. The portfolio is then diversified across industries, sectors and countries.

One Fixed-Income Fund

Wright Current Income Fund (WCIF) (the "Fund") may be invested in a variety of securities and may use a number of strategies, including GNMAs, to produce a high level of income with reasonable stability of principal. The Fund reinvests all principal payments. Dividends are accrued daily and paid monthly. The Fund's benchmark is the Bloomberg Barclays GNMA Index.

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Table of Contents

Investment Objectives	inside front
Letter to Shareholders (Unaudited)	2
Management Discussion (Unaudited)	4
Performance Summaries (Unaudited)	8
Fund Expenses (Unaudited)	16
Management and Organization (Unaudited)	56
Important Notices Regarding Delivery of Shareholder Documents, Portfolio Holdings and Proxy Voting (Unaudited)	58

FINANCIAL STATEMENTS

The Wright Managed Equity Trust		The Wright Managed Income Trust

Wright Selected Blue Chip Equities Fund		Wright Current Income Fund
Portfolio of Investments	18	Portfolio of Investments	41
Statement of Assets and Liabilities	20	Statement of Assets and Liabilities	45
Statement of Operations	20	Statement of Operations	45
Statements of Changes in Net Assets	21	Statements of Changes in Net Assets	46
Financial Highlights	22	Financial Highlights	47

Wright Major Blue Chip Equities Fund		Notes to Financial Statements	48
Portfolio of Investments	23
Statement of Assets and Liabilities	24	Report of Independent Registered Public Accounting Firm	54
Statement of Operations	24
Statements of Changes in Net Assets	25	Federal Tax Information (Unaudited)	55
Financial Highlights	26

Wright International Blue Chip Equities Fund
Portfolio of Investments	27
Statement of Assets and Liabilities	29
Statement of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	31

Notes to Financial Statements	32

Report of Independent Registered Public Accounting Firm	39

Federal Tax Information (Unaudited)	40

Letter to Shareholders (Unaudited)

Dear Shareholder:

SUMMARY: Global stocks had a terrific year in 2017 as the worldwide economy finally started to pull itself out of its nearly decade-long lethargy. U.S. equities had their best performance since 2013, with all three of the major indexes returning well over 20%, much of it in anticipation of a major corporate tax cut that takes effect this year. Foreign stocks also did well, in many cases outperforming their American counterparts, with some additional help from a weak dollar. Bonds had modestly positive returns as short-term interest rates rose sharply but long-term yields fell or held steady. The outlook for 2018 remains positive, as lower tax rates promise to continue to boost the economy and improve corporate earnings results.
It was a banner year for stocks in 2017, with the major equity averages around the world boasting returns of 20% or more and in many cases closing at or near record highs. In the U.S., NASDAQ was the top performer, finishing with a 29.6% return, including dividends. But the Dow Jones Industrial Average nearly caught up to it at the end, finishing with a 28.1% return. The S&P 500 gained 21.8%. The catalyst for the advances was an improving economy and the potential of further gains from President Trump's big tax reform legislation cutting corporate income taxes to 21%.
Foreign stocks met or surpassed the gains in U.S. equities, with some of the increases coming from the weaker dollar overseas. The best-performing market was China, where stocks returned 54.1% in U.S. dollar terms. Emerging markets also outpaced the U.S., returning 37.3%. Japanese stocks gained an even 24%, while Pacific-area stocks outside Japan rose nearly 26%. Eurozone stocks increased 26.8% in dollar terms, with much of the gain coming from the dollar's 12.4% decline against the euro.
Bonds also had positive returns, but they paled in comparison to equities. In the U.S., the Bloomberg Barclays U.S. Bond Market Aggregate, which is heavily weighted with U.S. government securities, returned 3.5% in 2017, as short-term interest rates jumped sharply while long-term rates held steady or actually fell. Corporate and high-yield bonds did better, returning 6.2% and 7.5%, respectively. Still, returns on U.S. fixed-income instruments trailed foreign bonds, again because of the weak dollar, which boosted their returns.
One of the reasons for the big jump in stock prices, of course, was U.S. economic performance, which continued to exceed expectations, even before the tax package kicked in. GDP grew by more than 3% on an annualized basis in both the second and third quarters, and the Federal Reserve Bank of Atlanta's GDPNow forecaster is predicting 3.2% growth in the fourth quarter; if that happens, it would mark the first time since 2004 that GDP has grown by more than 3% in three straight quarters. Retail sales jumped an unexpectedly sharp 0.8% in November while consumer spending, a broader category, rose a better-than-expected 0.6%. Auto sales fell 1.7% last year, the first annual decline since the financial crisis, but sales still made it over the 17 million mark for the third straight year, the first time that's happened in the industry's history. The Conference Board's consumer confidence index climbed to 17-year highs in both October and November before easing a bit in December. Certainly, a big reason for the optimism is the jobs market. Nonfarm payrolls increased by a stronger-than-expected 228,000 in November while the unemployment rate held steady at a 17-year low of 4.1%.
The bar was set pretty high in 2017, so even approaching last year's stock market returns will be difficult to do. Nevertheless, we're optimistic that 2018 will be another good year for stocks. Chief among the reasons is the Tax Cuts and Jobs Act, which President Trump signed into law at the end of December. The centerpiece of the act is a reduction in corporate income taxes to 21% from 35%, which should boost profits and therefore equity prices. But as we saw in 2017, the economy started to surge long before tax reform became reality, not just in anticipation of it becoming law but also due to the many actions taken by the administration to ease the regulatory burdens on businesses. Clearly, they have had a major positive effect already, as evidenced by the economic data, and can be expected to deliver more dividends going forward.

2

Letter to Shareholders (Unaudited)
So, as we enter 2018, there are many reasons to remain upbeat. The U.S. economy finally appears to be firing on all cylinders after nearly a decade of subpar growth. The same thing is going on in Europe and to a lesser extent in Japan. We can expect the momentum to continue this year. Of course, investors must always be wary of the unexpected. That's why we believe holding a well-diversified portfolio of high-quality domestic and foreign financial assets remains the best investment approach.

 Sincerely,

Amit S. Khandwala
Co-Chief Executive Officer

3

Management Discussion (Unaudited)

WRIGHT  EQUITY  FUNDS

SELECTED BLUE CHIP FUND

The Wright Selected Blue Chip Fund (WSBC), a mid-cap blend fund, had a total return of 16.46% in 2017, slightly ahead of its benchmark, the S&P MidCap 400 Index, which returned 16.26%. Returns on both indexes were below their respective performances in 2016, when small- and mid-cap stocks outperformed large capitalization stocks.

The main positive contributors to the Fund's performance in 2017 were real estate stocks, largely due to stock selection. Stocks in the Fund had a base return of 14.2%, versus 3.8% for similar stocks in the benchmark. The Fund was about equal weight the sector compared to the benchmark, 8.9% versus 9.1% for the index. The Fund also got positive contributions from financials, which had a total return of 18% versus 13.9% for similar stocks in the index, and health care stocks, which returned 28.8% in the Fund compared to 22.7% in the index; the Fund was slightly underweight financials compared to the benchmark and about equal weight in health care. The biggest detractors to Fund performance were consumer discretionary and industrial stocks, mainly due to stock selection. At 12/31/17, the Fund's biggest position was in info tech stocks, accounting for 18.0% of the portfolio, slightly overweight their position in the index (17.4%).

Among individual stocks, the biggest positive contributor to Fund performance in 2017 was Cadence Design Systems, which had a total return of 65.8%, accounting for nearly 2% of the Fund's outperformance over the benchmark. It also got positive contributions from Packaging Corp. of America and Manpower. The biggest detractors from Fund performance were U.S. Steel and QEP Resources, an energy company.

Small- and mid-cap stocks, which were the best performers in the equity markets in 2016, underperformed the big-cap indexes in 2017 but still had strongly positive returns. We believe that the WSBC Fund's focus on higher quality securities should continue to serve it well in 2018. The market capitalization of stocks in the WSBC is slightly higher than those in the S&P MidCap 400 index. WSBC's holdings have also shown better historical earnings growth than the MidCap index constituents over the past four years.

MAJOR BLUE CHIP FUND

The Wright Major Blue Chip Fund (WMBC) is managed as a blend of the large-cap growth and value stocks in the S&P 500 Composite, selected with a focus on the higher-quality issues in the index. The WMBC Fund had a total return of 27.66% in 2017, well ahead its benchmark, the S&P 500, which returned 21.84%.

The main positive contributors to the Fund's relative performance in 2017 were industrial stocks, mainly due to stock selection. Industrials in the Fund had a base return of 39.6% in 2017, well above their 21.1% return in the index; the Fund was also overweight the sector compared to the index, 13.2% versus 10.3% at year-end. The Fund also got a large positive contribution from health care stocks, also mainly due to stock selection, as those stocks in the Fund had a total return of 34.5% compared to 22.1% for similar stocks in the index. The Fund was also overweight the sector compared to the index, 17.5% versus 13.8%. The biggest detractor to Fund performance in 2017 was energy, mainly due to stock selection; energy stocks in the Fund had a negative return of 13.0% in 2017, compared to a return of negative 1.0% for the benchmark. The Fund was also underweight the sector compared to the index; energy stocks accounted for 3.9% of the Fund's portfolio at year-end, compared to 6.1% in the benchmark index. At December 29, 2017, the Fund's biggest position was in information technology stocks, accounting for 23.2% of the portfolio, about equal weight to their share

4

Management Discussion (Unaudited)

 of the index (23.8%).

The biggest individual positive contributor to Fund performance in 2017 was Apple Inc., which had a total return of 48.5%, accounting for more than 2% of the Fund's contribution over the benchmark's return. It also got outsize positive contributions from Microsoft, Progressive and Boeing. The two biggest detractors to Fund performance were Anadarko and Schlumberger, both energy-related stocks.

In 2017 U.S. equities had their best performance since 2013, with all three of the major blue-chip indexes returning well over 20%, ending the year at or near all-time highs. Much of the increase was in anticipation of a major tax reform package that was passed and signed into law by President Trump in late 2017. The Tax Cuts and Jobs Act lowers corporate income taxes to 21% from 35%, which is expected to boost corporate profits and therefore stock prices. At the same time, the Trump Administration succeeded in reducing the number of regulations that hamper business activity, particularly in financial services. These measures and other factors produced a strong upsurge in U.S. economic growth in 2017, with GDP exceeding 3% annualized growth in both the second and third quarters.

With its focus on stocks that are, on average, of higher quality than those that populate the S&P 500, the WMBC Fund is believed to be well positioned for what we believe will be a continued positive investment environment in 2018. The WMBC Fund has a higher average weighted market cap and a higher five-year earnings growth record than that of the S&P 500.

INTERNATIONAL BLUE CHIP FUND

The Wright International Blue Chip Fund (WIBC) had a total return of 19.53% in 2017, underperforming its benchmark index, the MSCI World ex U.S. index, which returned 24.21%. Foreign stocks generally outperformed U.S. stocks during 2017, largely due to a weak dollar against most of the major foreign currencies but also stronger global economic growth.

Health care stocks were once again the biggest positive contributors to Fund performance in 2017 relative to the index, as they were in 2016, again largely due to stock selection. Health care stocks in the Fund had a total return of 27.2%, compared to 17.6% for similar stocks in the index. The Fund was substantially underweight the sector relative to the index, 4.8% versus 9.3%. The Fund also got positive contributions from real estate stocks, which returned 38.9% compared to 22.0% for such stocks in the index. The biggest detractors from Fund performance were consumer discretionary stocks, which returned 19.0%, compared to 25.7% for similar stocks in the index. The Fund was also slightly underweight the sector, 10.9% versus 11.7%.

Among individual stocks, the biggest positive contributor to Fund performance for the second year in a row was Actelion Limited, a Swiss-based multinational pharmaceutical company, which had a base return of 35.8% after returning 57.1% in 2016; the Fund sold its position in the stock before year-end. It also got a positive contribution from Itochu Corp., a Japanese trading company. Other notable positive contributors were Airbus and Daiwa House Industry, Japan's largest home builder. The two biggest individual detractors were WPP Plc, the U.K.-based international advertising agency, and Skansa, the Swedish-based construction company.

Foreign stocks also did well in 2017 in many cases outperforming their American counterparts, with some additional help from a weak dollar. In the euro zone, economic growth picked up strongly as it did in the U.S.

5

Management Discussion (Unaudited)

At the same time, the European Central Bank has maintained its accommodative monetary policies, although it has reduced the size of its asset purchases. In China, economic growth reached 6.9% in 2017, ahead of 2016's 6.7% pace, the first time the country has posted a year-to-year increase in growth since 2011. In the aggregate, WIBC Fund holdings are priced at a discount to the MSCI World ex U.S. index in terms of current price/earnings ratios. Over the past five years, WIBC holdings have averaged superior earnings growth rates compared to those in the index. We continue to see the inclusion of international stocks as likely to enhance risk-adjusted returns in diversified investment portfolios.

WRIGHT FIXED INCOME FUND

CURRENT INCOME FUND

The Wright Current Income Fund (WCIF) had a total return of 1.00% in 2017, underperforming the Fund's benchmark, the Bloomberg Barclays GNMA Index, which returned 1.86%, and the Barclays U.S. Aggregate Index, which had a 3.54% total return. The WCIF Fund is managed to be invested in GNMA issues (mortgage-based securities, known as Ginnie Maes, guaranteed by the full faith and credit of the U.S. government) and other mortgage-based securities. The WCIF Fund is actively managed to maximize income and minimize principal fluctuation. WCIF had a yield of 3.37% at December 31, 2017, calculated according to SEC guidelines. Dividends paid by this Fund may be more or less than implied by this yield.

In addition to its holdings in GNMA-backed mortgage issues, WCIF also holds issues backed by Fannie Mae (FNMA) and Freddie Mac (FHLMC), both of which are under the conservatorship of the U.S. Treasury through the Federal Housing Finance Agency (FHFA). At the end of 2017, the WCIF Fund was 44% invested in mortgage-backed securities (MBS), 48% in collateralized mortgage securities and 3% in agency securities, while 100% of the GNMA index was invested in MBS. The Fund held 3% of its assets in cash or cash equivalents.

The Fund continues to have a higher average coupon than the GNMA benchmark, reflecting the Fund's mandate to maximize income. At December 31, 2017, WCIF's average coupon was 4.6%, compared to 3.6% for the GNMA benchmark. The Fund remains substantially overweight in higher coupon mortgages relative to its benchmark. At the end of the year, the Fund held 69% of its assets in mortgages with 5% or greater coupons, compared to only 6% for the benchmark. Among the Fund's biggest positions were mortgages with 5%-6% coupons (48%, versus 5% for the index) and 6%-7% coupons (19% of the portfolio, compared to 1% for the index). By comparison, 23% of the Fund's assets were held in mortgages with 3%-5% coupons, compared to 92% for the GNMA benchmark. Both the Fund and the index held 23% of their assets in 4%-5% coupons. The emphasis on well-seasoned higher-coupon issues contributes to the Fund's lesser negative convexity compared to the GNMA benchmark, which tends to result in a more stable performance when interest rates are volatile.

In 2017, the duration of mortgages in the Fund lengthened compared to the index. As interest rates rose in the second half of the year, the average duration of the Fund lengthened to 4.6 years at year-end compared to 3.9 years a year earlier, while the average duration in the GNMA index shortened to 3.8 years from 4.5 years at the end of 2016. At year-end 2017, 22% of securities held in the Fund had a duration of five or more years, compared to 3% for the GNMA index, while 78% of the securities in the Fund had a duration of three years or less, compared to 97% for the benchmark. The largest percentage of both Fund and index assets were in 3-5-year mortgages: 62% of the Fund's portfolio and 83% in the index.

6

Management Discussion (Unaudited)

After mostly falling during the first eight months of 2017, interest rates rose sharply in the last four months of the year, mainly due to a strengthening U.S. economy. In response, the Federal Reserve raised the federal funds rate three times and signaled at least three more rate hikes in 2018. It also announced its intention to begin unwinding its $4.5 trillion bond portfolio, allowing it to gradually run off as the securities mature. The December passage of the Tax Cuts and Jobs Act promises to add to federal deficit spending, which puts further upward pressure on interest rates, especially if the Fed reduces or eliminates its purchases of new government debt issues. At the end of December 2017, the yield on the benchmark 10-year Treasury note – on which long-term mortgage rates are based – was at 2.41%, nearly 40 basis points higher than where it was in early September, its low point of the year. Higher rates on mortgages discourage homeowners from refinancing, which means existing mortgages can be expected to stay on lenders' books longer than historical norms.

7

Performance Summaries (Unaudited)

Important
The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Past performance is not predictive of future performance.

WRIGHT SELECTED BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/08 Through 12/31/17

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WSBC
- Return before taxes	16.46%	13.21%	8.23%
- Return after taxes on distributions	14.20%	10.45%	6.69%
- Return after taxes on distributions and sales of fund shares	11.08%	10.13%	6.46%
— S&P MidCap 400*	16.26%	15.01%	9.97%
----Average of Morningstar Mid Cap Value/Blend Funds**	15.85%	12.74%	7.48%

Investment Value as of 12/31/17 (in thousands $)
— WSBC	$22.05
— S&P MidCap 400*	$25.86
----Average of Morningstar Mid Cap Value/Blend Funds**	$20.58

*  The Fund's average annual return is compared with that of the S&P MidCap 400, an unmanaged index of stocks in a broad range of industries with market capitalizations of a few billion or less. The performance of the S&P MidCap 400, unlike that of the Fund, reflects no deductions for fees, expense or taxes. As stated in the current prospectus, the Fund's total annual operating expense ratio is 1.17%.  The expense information in the Fund's current prospectus has been restated to reflect current fees after the elimination of the Fund's Rule 12b-1 Plan and shareholder services fee, effective October 1, 2017.  If not restated, the Fund's total annual operating expenses would be higher. Wright has contractually agreed to waive a portion of its advisory fees and/or assume certain expenses to the extent total operating expenses exceed 1.40%, which is in effect until April 30, 2018.  During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  Returns greater than one year are annualized.

**  Morningstar Mid Cap Value/Blend Funds represent the average return of 220 current funds ex multi-share classes in the Mid Cap Blend category reported in the Morningstar, Inc. database.  © 2017 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

8

Performance Summaries (Unaudited)

WRIGHT SELECTED BLUE CHIP EQUITIES FUND

Industry Weightings						Ten Largest Stock Holdings
% of net assets @ 12/31/17						% of net assets @ 12/31/17

Capital Goods Materials	11.1 10.0	% %	Technology Hardware & Equipment Automobiles & Components	5.0 4.4	% %	UGI Corp. ManpowerGroup, Inc.	3.4 3.3	% %
Real Estate	8.8%		Health Care Equipment & Services	4.0%		WellCare Health Plans, Inc.	3.0%
Insurance Software & Services	7.8 7.3	% %	Energy Pharmaceuticals & Biotechnology	3.8 3.7	% %	Primerica, Inc. Thor Industries, Inc.	2.7 2.7	% %
Banks	6.0%		Retailing	3.3%		Charles River Laboratories International, Inc.	2.3%
Utilities Semiconductors & Semiconductor	5.8 5.8	% %	Diversified Financials Food, Beverage & Tobacco	2.7 2.5	% %	Deluxe Corp. AECOM	2.2 2.1	% %
Equipment Commercial & Professional Services	5.5%		Consumer Services Consumer Durables & Apparel	1.4 0.9	% %	HollyFrontier Corp. Great Plains Energy, Inc.	2.1 2.1	% %

9

Performance Summaries (Unaudited)

WRIGHT MAJOR BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/08 Through 12/31/17

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WMBC
- Return before taxes	27.66%	15.67%	6.50%
- Return after taxes on distributions	27.55%	15.05%	6.15%
- Return after taxes on distributions and sales of fund shares	15.75%	12.53%	5.17%
— S&P 500*	21.84%	15.80%	8.50%
----Average of Morningstar Large Cap Value/Blend Funds**	20.47%	13.06%	6.63%

Investment Value on 12/31/17 (in thousands $)
— WMBC	$18.77
— S&P 500*	$22.61
----Average of Morningstar Large Cap Value/Blend Funds**	$19.01

*  The Fund's average annual return is compared with that of the S&P 500, an unmanaged index of 500 widely held common stocks that generally indicates the performance of the market. The performance of the S&P 500, unlike that of the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund's total annual operating expense ratio is 1.95%. The expense information in the Fund's current prospectus has been restated to reflect current fees after the elimination of the Fund's Rule 12b-1 Plan and shareholder services fee, effective October 1, 2017. If not restated, the Fund's total annual fund operating expenses would be higher. Wright has contractually agreed to waive a portion of its fees and/or assume certain expenses to the extent total operating expenses exceed 1.40%, which is in effect until April 30, 2018.  During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  Returns greater than one year are annualized.

**  Morningstar Large Cap Value/Blend Funds represent the average return of 800 current funds ex multi-share classes in the Large Cap Blend category reported in the Morningstar, Inc. database.  © 2017 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

10

Performance Summaries (Unaudited)

WRIGHT MAJOR BLUE CHIP EQUITIES FUND

Industry Weightings						Ten Largest Stock Holdings
% of net assets @ 12/31/17						% of net assets @ 12/31/17

Software & Services Health Care Equipment & Services	14.5 11.2	% %	Energy Semiconductor Equipment & Products	3.9 3.3	% %	Microsoft Corp. Apple, Inc.	5.2 5.0	% %
Capital Goods	10.8%		Media	2.8%		Progressive Corp. (The)	4.2%
Insurance	8.9%		Materials	2.5%		Amazon.com, Inc.	4.1%
Banks	8.8%		Transportation	2.1%		Anthem, Inc.	3.9%
Retailing	7.1%		Telecommunication Services	1.9%		Aetna, Inc.	3.3%
Pharmaceuticals & Biotechnology	6.0%		Utilities	1.8%		JPMorgan Chase & Co.	3.2%
Food, Beverage & Tobacco Technology Hardware & Equipment	5.4 5.0	% %	Diversified Financials Food & Staples Retailing	1.1 1.1	% %	UnitedHealth Group, Inc. Boeing Co. (The)	3.1 3.1	% %
						MasterCard, Inc. - Class A	2.8%

11

Performance Summaries (Unaudited)

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND
Growth of $10,000 Invested 1/1/08 Through 12/31/17

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WIBC
- Return before taxes	19.53%	5.30%	-0.56%
- Return after taxes on distributions	19.14%	5.09%	-0.88%
- Return after taxes on distributions and sales of fund shares	11.36%	4.37%	-0.28%
— MSCI World ex U.S. Index*	24.21%	7.46%	1.87%
----Average of Morningstar Foreign Large Blend Funds**	25.42%	7.05%	1.60%

Investment Value as of 12/31/17 (in thousands $)
— WIBC	$9.46
— MSCI World ex U.S. Index*	$12.04
----Average of Morningstar Foreign Large Blend Funds**	$11.72

*  The Fund's average annual return is compared with that of the MSCI World ex U.S. Index. While the Fund does not seek to match the returns of this index, this unmanaged index generally indicates foreign stock market performance. The performance of the MSCI World ex U.S. Index, unlike that of the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund's total annual operating expense ratio is 1.98%.  The expense information in the Fund's current prospectus has been restated to reflect current fees after the elimination of the Fund's Rule 12b-1 Plan and shareholder services fee, effective October 1, 2017. If not restated, the Fund's total annual fund operating expenses would be higher. Wright contractually agreed to waive a portion of its advisory fees and/or assume certain expenses to the extent total operating expenses exceed 1.85%, which is in effect until April 30, 2018.  Returns greater than one year are annualized. Shares held less than 90 days will be subject to a 2.00% redemption fee.

**  Morningstar Foreign Large Blend Funds represent the average of 347 current funds ex multi-share classes in the Foreign Large Blend category reported in the Morningstar, Inc. database.  © 2017 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

12

Performance Summaries (Unaudited)

WRIGHT INTERNATIONAL BLUE CHIP EQUITIES FUND

Country Weightings						Ten Largest Stock Holdings
% of net assets @ 12/31/17						% of net assets @ 12/31/17

Japan	21.9%		Spain	3.9%		Nestle SA	3.4%
Canada	13.2%		Hong Kong	2.8%		TOTAL SA	2.7%
Germany	12.7%		Sweden	1.7%		ITOCHU Corp.	2.6%
United Kingdom	11.7%		Finland	1.3%		Daiwa House Industry Co., Ltd.	2.6%
France Switzerland Australia	7.5 6.4 5.6	% % %	Ireland South Africa Denmark	1.0 0.3 0.3	% % %	Airbus SE Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen – Class R	2.4 2.3	% %
Netherlands	5.2%					Toronto-Dominion Bank (The)	2.0%
						BASF SE	1.9%
						Manulife FInancial Corp.	1.8%
						KDDI Corp.	1.7%

13

Performance Summaries (Unaudited)

WRIGHT CURRENT INCOME FUND
Growth of $10,000 Invested 1/1/08 Through 12/31/17

	Average Annual Total Return
	Last 1 Yr	Last 5 Yrs	Last 10 Yrs

— WCIF
- Return before taxes	1.00%	1.11%	3.25%
- Return after taxes on distributions	-0.55%	-0.47%	1.65%
- Return after taxes on distributions and sales of fund shares	0.57%	0.13%	1.87%
— Bloomberg Barclays GNMA Index*	1.86%	1.70%	3.84%
----Average of Morningstar Intermediate Government Funds**	1.51%	0.94%	2.89%

Investment Value as of 12/31/17 (in thousands $)
— WCIF	$13.78
— Bloomberg Barclays GNMA Index*	$14.58
----Average of Morningstar Intermediate Government Funds**	$13.29

*  The Fund's average annual return is compared with that of the Bloomberg Barclays GNMA Index. While the Fund does not seek to match the returns of the Bloomberg Barclays GNMA Index, Wright believes that this unmanaged index generally indicates the performance of government and corporate mortgage-backed bond markets. The Bloomberg Barclays GNMA Index, unlike the Fund, reflects no deductions for fees, expenses or taxes. As stated in the current prospectus, the Fund's total annual operating expense ratio is 0.89%. The expense information in the Fund's current prospectus has been restated to reflect current fees after the elimination of the Fund's Rule 12b-1 Plan and shareholder services fee, effective October 1, 2017. If not restated, the Fund's total annual fund operating expenses would be higher. Wright has contractually agreed to waive a portion of its advisory fees and/or assume certain expenses to the extent total operating expenses exceed 1.00%, which is in effect until April 30, 2018. During the year, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.  Returns greater than one year are annualized.

**  The Morningstar Intermediate Government Fund Average represents the average return of all 167 current funds ex multi-share classes in the Intermediate Government category reported in the Morningstar, Inc. database.  © 2016 Morningstar, Inc. All Rights Reserved.  The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely.  Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.  Past performance is no guarantee of future results.

14

Performance Summaries (Unaudited)

WRIGHT CURRENT INCOME FUND

Holdings by Security Type			Five Largest Bond Holdings
% of net assets @ 12/31/17			% of net assets @ 12/31/17

Agency Mortgage-Backed Securities	93.2%		GNMA, Series 2011-2 Class DP	5.46%	03/20/39	3.8%
Other U.S. Government Guaranteed	3.4%		FNMA, Series 2003-18, Class XD	5.00%	03/25/33	3.7%
			GNMA, Series 2010-116, Class JB	5.00%	06/16/40	3.6%
Weighted Average Maturity			FHLMC Gold Pool #U80611	4.50%	11/01/33	3.6%
@ 12/31/17	9.4	Years	Vessel Management Services, Inc.	5.13%	04/16/35	3.4%

15

Fund Expenses (Unaudited)

Example:
As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including redemption fees (if applicable); and (2) ongoing costs including management fees; distribution or service fees; and other fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 – December 31, 2017).

Actual Expenses:
The first line of the tables shown on the following page provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:
The second line of the tables provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in your Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees (if applicable).  Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

16

Fund Expenses (Unaudited)

EQUITY FUNDS

Wright Selected Blue Chip Equities Fund

	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period* (7/1/17-12/31/17)
Actual Fund Shares	$1,000.00	$1,101.16	$7.36
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.20	$7.07

*Expenses are equal to the Fund's annualized expense ratio of 1.39% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017.

Wright Major Blue Chip Equities Fund

	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period* (7/1/17-12/31/17)
Actual Fund Shares	$1,000.00	$1,152.17	$7.59
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,018.15	$7.12

*Expenses are equal to the Fund's annualized expense ratio of 1.40% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017.

Wright International Blue Chip Equities Fund

	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period* (7/1/17-12/31/17)
Actual Fund Shares	$1,000.00	$1,086.08	$9.73
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,015.88	$9.40

*Expenses are equal to the Fund's annualized expense ratio of 1.85% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017.

FIXED-INCOME FUNDS

Wright Current Income Fund

	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During Period* (7/1/17-12/31/17)
Actual Fund Shares	$1,000.00	$999.76	$4.54
Hypothetical (5% return per year before expenses)
Fund Shares	$1,000.00	$1,020.67	$4.58

*Expenses are equal to the Fund's annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).  The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2017.

17

Wright Selected Blue Chip Equities Fund (WSBC)
Portfolio of Investments - As of December 31, 2017

Shares	Value

EQUITY INTERESTS - 99.8%

AUTOMOBILES & COMPONENTS - 4.4%
Gentex Corp.	24,786	$519,267
Thor Industries, Inc.	5,395	813,134
		$1,332,401

BANKS - 6.0%
Cullen/Frost Bankers, Inc.	2,281	$215,897
East West Bancorp, Inc.	6,536	397,585
Fulton Financial Corp.	6,916	123,796
Prosperity Bancshares, Inc.	6,681	468,138
Sterling Bancorp	9,089	223,589
Webster Financial Corp.	7,151	401,600
		$1,830,605

CAPITAL GOODS - 11.1%
AECOM*	17,091	$634,931
Carlisle Cos., Inc.	2,897	329,244
Curtiss-Wright Corp.	652	79,446
EMCOR Group, Inc.	2,734	223,505
Granite Construction, Inc.	1,521	96,477
Huntington Ingalls Industries, Inc.	2,173	512,176
Oshkosh Corp.	6,644	603,873
Regal Beloit Corp.	1,177	90,158
Rockwell Collins, Inc.	2,299	311,791
Terex Corp.	3,368	162,405
Trinity Industries, Inc.	3,168	118,673
Triumph Group, Inc.	8,346	227,011
		$3,389,690

COMMERCIAL & PROFESSIONAL SERVICES - 5.5%
Deluxe Corp.	8,727	$670,583
ManpowerGroup, Inc.	7,912	997,782
		$1,668,365

CONSUMER DURABLES & APPAREL - 0.9%
Tupperware Brands Corp.	4,363	$273,560

CONSUMER SERVICES - 1.4%
Service Corp. International	5,450	$203,394
Sotheby's*	4,273	220,487
		$423,881

DIVERSIFIED FINANCIALS - 2.7%
Eaton Vance Corp.	2,897	$163,362
Legg Mason, Inc.	3,349	140,591
MSCI, Inc.	1,195	151,215
Raymond James Financial, Inc.	4,037	360,504
		$815,672

ENERGY - 3.8%
Diamond Offshore Drilling, Inc.*	10,428	$193,856
Ensco PLC, Class A	26,216	154,937
HollyFrontier Corp.	12,329	631,491
Murphy Oil Corp.	3,096	96,131
QEP Resources, Inc.*	9,270	88,714
		$1,165,129

Shares	Value

FOOD, BEVERAGE & TOBACCO - 2.5%
Ingredion, Inc.	2,317	$323,917
Lamb Weston Holdings, Inc.	7,930	447,648
		$771,565

HEALTH CARE EQUIPMENT & SERVICES - 4.0%
HealthSouth Corp.	6,192	$305,947
WellCare Health Plans, Inc.*	4,526	910,224
		$1,216,171

INSURANCE - 7.8%
American Financial Group, Inc.	4,562	$495,160
Primerica, Inc.	8,220	834,741
Reinsurance Group of America, Inc.	3,096	482,759
WR Berkley Corp.	7,713	552,636
		$2,365,296

MATERIALS - 10.0%
Albemarle Corp.	2,806	$358,859
Cabot Corp.	5,450	335,666
Ingevity Corp.*	2,372	167,155
Louisiana-Pacific Corp.*	3,530	92,698
Owens-Illinois, Inc.*	13,017	288,587
Packaging Corp. of America	3,368	406,012
Steel Dynamics, Inc.	12,148	523,943
The Chemours Co.	7,115	356,177
United States Steel Corp.	4,454	156,736
WestRock Co.	5,450	344,495
		$3,030,328

PHARMACEUTICALS & BIOTECHNOLOGY - 3.7%
Bioverativ, Inc.*	7,876	$424,674
Charles River Laboratories International, Inc.*	6,427	703,435
		$1,128,109

REAL ESTATE - 8.8%
Cousins Properties, Inc. REIT	9,089	$84,073
Duke Realty Corp. REIT	19,771	537,969
First Industrial Realty Trust, Inc. REIT	13,126	413,075
Jones Lang LaSalle, Inc.	3,567	531,234
Medical Properties Trust, Inc. REIT	44,176	608,745
Uniti Group, Inc. REIT	29,095	517,600
		$2,692,696

RETAILING - 3.3%
Aaron's, Inc.	9,306	$370,844
AutoNation, Inc.*	5,033	258,344
Big Lots, Inc.	6,807	382,213
		$1,011,401

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.8%
Advanced Micro Devices, Inc.*	19,354	$198,959
Cirrus Logic, Inc.*	9,885	512,636
Cypress Semiconductor Corp.	16,041	244,465
MKS Instruments, Inc.	2,444	230,958
Teradyne, Inc.	13,452	563,235
		$1,750,253

See Notes to Financial Statements.	18

Wright Selected Blue Chip Equities Fund (WSBC)
Portfolio of Investments - As of December 31, 2017

Shares	Value

SOFTWARE & SERVICES - 7.3%
Cadence Design Systems, Inc.*	12,420	$519,404
Convergys Corp.	9,451	222,098
Fortinet, Inc.*	8,727	381,283
Leidos Holdings, Inc.	7,821	505,002
PTC, Inc.*	9,722	590,806
		$2,218,593

TECHNOLOGY HARDWARE & EQUIPMENT - 5.0%
Arrow Electronics, Inc.*	4,363	$350,829
Cognex Corp.	5,087	311,121
Coherent, Inc.*	815	230,009
SYNNEX Corp.	2,372	322,473
Vishay Intertechnology, Inc.	14,158	293,779
		$1,508,211

UTILITIES - 5.8%
Great Plains Energy, Inc.	19,336	$623,393
MDU Resources Group, Inc.	4,146	111,445
UGI Corp.	22,233	1,043,839
		$1,778,677

TOTAL EQUITY INTERESTS - 99.8% (identified cost, $22,372,989)	$30,370,603

SHORT-TERM INVESTMENTS - 0.0%
Fidelity Investments Money Market Government Portfolio - Class I, 1.16% (1)	10,614	$10,614

TOTAL SHORT-TERM INVESTMENTS - 0.0% (identified cost, $10,614)	$10,614

INVESTMENTS, AT VALUE — 99.8% (identified cost, $22,383,603)	$30,381,217

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.2%	60,307

NET ASSETS — 100.0%	$30,441,524

PLC — Public Limited Company
REIT — Real Estate Investment Trust
*	Non-income producing security.
(1)	Dividend yield changes daily to reflect current market
conditions.  Rate was the quoted yield as of December 31,
2017.

See Notes to Financial Statements.	19

Wright Selected Blue Chip Equities Fund (WSBC)

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2017			STATEMENT OF OPERATIONS
			For the Year Ended December 31, 2017
ASSETS:	TRUE
Investments, at value			INVESTMENT INCOME (Note 1C)		TRUE
(identified cost $22,383,603) (Note 1A)	$30,381,217	######	2.00E+07	Dividend income (net of foreign taxes $5)	$517,243
Receivable for fund shares sold	815			Total investment income	$517,243
Dividends receivable	59,105
Prepaid expenses and other assets	12,162		Expenses –
Total assets	$30,453,299			Investment adviser fee (Note 3)	$190,511
				Administrator fee (Note 3)	38,102
LIABILITIES:				Trustee expense (Note 3)	12,450
Payable for fund shares reacquired	$547			Custodian fee	5,000
Accrued expenses and other liabilities				Accountant fee	39,061
Transfer agent fee	2,239			Distribution expenses (Note 4)	59,720
Trustee expenses	150			Transfer agent fee	29,402
Other expenses and liabilities	8,839			Printing	364
Total liabilities	$11,775			Shareholder communications	6,698
NET ASSETS	$30,441,524			Audit services	17,500
				Legal services	17,214
NET ASSETS CONSIST OF:				Compliance services	6,474
Paid-in capital	$20,145,723			Registration costs	20,554
Accumulated net realized gain on investments	2,298,187			Interest expense (Note 8)	974
Unrealized appreciation on investments	7,997,614			Miscellaneous	27,082
Net assets applicable to outstanding shares	$30,441,524			Total expenses	$471,106

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	2,405,936		Deduct –
				Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(27,183)
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$12.65			Net expenses	$443,923
				Net investment income	$73,320

			REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
				Net realized gain on investment transactions	$4,239,188
				Net change in unrealized appreciation (depreciation) on investments	533,260
				Net realized and unrealized gain on investments	$4,772,448
				Net increase in net assets from operations	$4,845,768

See Notes to Financial Statements.	20

Wright Selected Blue Chip Equities Fund (WSBC)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2017	December 31, 2016

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$73,320	$156,374
0	Net realized gain on investment transactions	4,239,188	671,319
Net change in unrealized appreciation (depreciation) on investments	533,260	1,398,751
Net increase in net assets from operations	$4,845,768	$2,226,444
Distributions to shareholders (Note 2)
From net investment income	$(73,664)	$(152,168)
From net realized capital gains	(2,560,355)	(831,095)
Total distributions	$(2,634,019)	$(983,263)
Net decrease in net assets resulting from fund share transactions (Note 6)	$(5,715,462)	$(5,804,590)
Net decrease in net assets	$(3,503,713)	$(4,561,409)
##
NET ASSETS:
At beginning of year	33,945,237	38,506,646
At end of year	$30,441,524	$33,945,237

See Notes to Financial Statements.	21

Wright Selected Blue Chip Equities Fund (WSBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2017	2016	2015	2014	2013

Net asset value, beginning of year	$11.810	$11.430	$12.740	$14.160	$11.530
Income (loss) from investment operations:
Net investment income (loss) (1)	0.029	0.046	0.032	0.027	(0.007)
Net realized and unrealized gain (loss)	1.883	0.620	(0.030)	1.043	4.412
Total income from investment operations	1.912	0.666	0.002	1.070	4.405

Less distributions:
From net investment income	(0.031)	(0.053)	(0.019)	(0.036)	— (2)
From net realized gains	(1.041)	(0.233)	(1.293)	(2.454)	(1.775)
Total distributions	(1.072)	(0.286)	(1.312)	(2.490)	(1.775)
Net asset value, end of year	$12.650	$11.810	$11.430	$12.740	$14.160
Total Return(3)	16.46%	5.98%	(0.22)%	7.99%	39.82%
Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$30,442	$33,945	$38,507	$37,610	$40,204
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	1.40%	1.40%	1.45%	1.40%
Net investment income (loss)	0.23%	0.41%	0.25%	0.19%	(0.06)%
Portfolio turnover rate	52%	77%	55%	66%	76%

	For the years ended December 31, 2017, 2016, 2015, 2014 and 2013	For the years ended December 31, 2017, 2016, 2015, 2014 and 2013

(1)	Computed using average shares outstanding.
(2)	Less than $0.001 per share.
(3)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income (loss) ratios would have been as follows:

	2017	2016	2015	2014	2013

Ratios (As a percentage of average daily net assets):
Expenses	1.48%	1.42%	1.44%	1.51%	1.43%
Net investment income (loss)	0.15%	0.39%	0.21%	0.13%	(0.09)%

See Notes to Financial Statements.	22

Wright Major Blue Chip Equities Fund (WMBC)
Portfolio of Investments - As of December 31, 2017

Shares	Value

EQUITY INTERESTS - 98.2%

BANKS - 8.8%
Bank of America Corp.	10,737	$316,956
Citigroup, Inc.	5,166	384,402
JPMorgan Chase & Co.	4,041	432,145
U.S. Bancorp	1,255	67,243
		$1,200,746

CAPITAL GOODS - 10.8%
Boeing Co. (The)	1,414	$417,003
General Dynamics Corp.	1,212	246,581
Huntington Ingalls Industries, Inc.	707	166,640
Lockheed Martin Corp.	794	254,914
Northrop Grumman Corp.	866	265,784
Raytheon Co.	664	124,732
		$1,475,654

DIVERSIFIED FINANCIALS - 1.1%
Bank of New York Mellon Corp. (The)	2,843	$153,124

ENERGY - 3.9%
Anadarko Petroleum Corp.	3,550	$190,422
Exxon Mobil Corp.	1,342	112,245
Marathon Oil Corp.	7,504	127,043
Schlumberger, Ltd.	1,414	95,289
		$524,999

FOOD & STAPLES RETAILING - 1.1%
CVS Health Corp.	2,092	$151,670

FOOD, BEVERAGE & TOBACCO - 5.4%
Constellation Brands, Inc. - Class A	1,255	$286,855
PepsiCo, Inc.	1,559	186,955
Philip Morris International, Inc.	2,410	254,617
		$728,427

HEALTH CARE EQUIPMENT & SERVICES - 11.2%
Aetna, Inc.	2,453	$442,497
Anthem, Inc.	2,338	526,073
Centene Corp.*	1,299	131,043
UnitedHealth Group, Inc.	1,905	419,976
		$1,519,589

INSURANCE - 8.9%
Allstate Corp. (The)	3,665	$383,762
Brighthouse Financial, Inc.*	1	59
MetLife, Inc.	5,195	262,659
Progressive Corp. (The)	10,102	568,945
		$1,215,425

MATERIALS - 2.5%
DowDuPont, Inc.	3,608	$256,962
FMC Corp.	790	74,781
		$331,743

MEDIA - 2.8%
Comcast Corp. - Class A	9,640	$386,082

Shares	Value

PHARMACEUTICALS & BIOTECHNOLOGY - 6.0%
AbbVie, Inc.	2,944	$284,714
Amgen, Inc.	1,140	198,246
Celgene Corp.*	936	97,681
Gilead Sciences, Inc.	3,334	238,848
		$819,489

RETAILING - 7.1%
Amazon.com, Inc.*	476	$556,668
Dollar Tree, Inc.*	731	78,444
Home Depot, Inc. (The)	1,761	333,762
		$968,874

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.3%
Cirrus Logic, Inc.*	1,235	$64,047
Intel Corp.	8,283	382,343
		$446,390

SOFTWARE & SERVICES - 14.5%
Activision Blizzard, Inc.	4,531	$286,903
Alphabet, Inc. - Class C*	361	377,750
Facebook, Inc.- Class A*	1,212	213,870
MasterCard, Inc. - Class A	2,554	386,573
Microsoft Corp.	8,298	709,811
		$1,974,907

TECHNOLOGY HARDWARE & EQUIPMENT - 5.0%
Apple, Inc.	4,026	$681,320

TELECOMMUNICATION SERVICES - 1.9%
AT&T, Inc.	6,436	$250,232

TRANSPORTATION - 2.1%
Southwest Airlines Co.	4,416	$289,027

UTILITIES - 1.8%
NextEra Energy, Inc.	1,587	$247,874

TOTAL EQUITY INTERESTS - 98.2% (identified cost, $9,960,244)	$13,365,572

SHORT-TERM INVESTMENTS - 1.6%
Fidelity Investments Money Market Government Portfolio - Class I, 1.16% (1)	220,646	$220,646

TOTAL SHORT-TERM INVESTMENTS - 1.6% (identified cost, $220,646)	$220,646

INVESTMENTS, AT VALUE — 99.8% (identified cost, $10,180,890)	$13,586,218

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.2%	33,057

NET ASSETS — 100.0%	$13,619,275

* — Non-income producing security.
(1)	Dividend yield changes daily to reflect current market
conditions.  Rate was the quoted yield as of December 31,
2017.

See Notes to Financial Statements.	23

Wright Major Blue Chip Equities Fund (WMBC)

STATEMENT OF ASSETS AND LIABILITIES			STATEMENT OF OPERATIONS
As of December 31, 2017			For the Year Ended December 31, 2017

ASSETS:	TRUE		INVESTMENT INCOME (Note 1C)		TRUE
Investments, at value			1.00E+07	Dividend income	$226,304
(identified cost $10,180,890) (Note 1A)	$13,586,218	######		Total investment income	$226,304
Receivable for fund shares sold	35,000
Dividends receivable	7,173		Expenses –
Prepaid expenses and other assets	9,795			Investment adviser fee (Note 3)	$75,630
Total assets	$13,638,186			Administrator fee (Note 3)	15,126
				Trustee expense (Note 3)	12,450
LIABILITIES:				Custodian fee	5,000
Payable for fund shares reacquired	$7,725			Accountant fee	37,218
Accrued expenses and other liabilities				Distribution expenses (Note 4)	23,124
Transfer agent fee	1,830			Transfer agent fee	24,399
Trustee expenses	150			Printing	148
Other expenses and liabilities	9,206			Shareholder communications	5,442
Total liabilities	$18,911			Audit services	17,500
NET ASSETS	$13,619,275			Legal services	6,989
				Compliance services	5,587
NET ASSETS CONSIST OF:				Registration costs	20,263
Paid-in capital	$9,721,292			Interest expense (Note 8)	122
Accumulated net realized gain on investments	492,655			Miscellaneous	16,321
Unrealized appreciation on investments	3,405,328			Total expenses	$265,319
Net assets applicable to outstanding shares	$13,619,275
			Deduct –
SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	581,320			Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(88,639)
				Net expenses	$176,680
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$23.43			Net investment income	$49,624

			REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
				Net realized gain on investment transactions	$664,664
				Net change in unrealized appreciation (depreciation) on investments	2,372,516
				Net realized and unrealized gain on investments	$3,037,180
				Net increase in net assets from operations	$3,086,804

See Notes to Financial Statements.	24

Wright Major Blue Chip Equities Fund (WMBC)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2017	December 31, 2016

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$49,624	$105,738
0	Net realized gain (loss) on investment transactions	664,664	(170,985)
Net change in unrealized appreciation (depreciation) on investments	2,372,516	1,120,300
Net increase in net assets from operations	$3,086,804	$1,055,053
Distributions to shareholders (Note 2)
From net investment income	$(49,691)	$(108,099)
From net realized capital gains	-	(939,427)
Total distributions	$(49,691)	$(1,047,526)
Net decrease in net assets resulting from fund share transactions (Note 6)	$(1,034,115)	$(1,188,235)
Net increase (decrease) in net assets	$2,002,998	$(1,180,708)
##
NET ASSETS:
At beginning of year	11,616,277	12,796,985
At end of year	$13,619,275	$11,616,277

See Notes to Financial Statements.	25

Wright Major Blue Chip Equities Fund (WMBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2017	2016	2015	2014	2013

Net asset value, beginning of year	$18.420	$18.360	$19.100	$17.030	$12.690
Income (loss) from investment operations:
Net investment income (1)	0.082	0.154	0.168	0.127	0.096
Net realized and unrealized gain (loss)	5.014	1.464	(0.727)	2.095	4.344
Total income (loss) from investment operations	5.096	1.618	(0.559)	2.222	4.440

Less distributions:
From net investment income	(0.086)	(0.172)	(0.181)	(0.152)	(0.100)
From net realized gains	—	(1.386)	—	—	—
Total distributions	(0.086)	(1.558)	(0.181)	(0.152)	(0.100)
Net asset value, end of year	$23.430	$18.420	$18.360	$19.100	$17.030
Total Return(2)	27.66%	9.43%	(2.91)%	13.04%	35.03%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$13,619	$11,616	$12,797	$15,925	$17,692
Ratios (As a percentage of average daily net assets):
Net expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income	0.39%	0.88%	0.89%	0.71%	0.65%
Portfolio turnover rate	26%	44%	118%	62%	64%

	For the years ended December 31, 2017, 2016, 2015, 2014 and 2013	For the years ended December 31, 2017, 2016, 2015, 2014 and 2013

(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income (loss) ratios would have been as follows:

	2017	2016	2015	2014	2013

Ratios (As a percentage of average daily net assets):
Expenses	2.10%	2.20%	2.05%	1.86%	1.87%
Net investment income (loss)	(0.31)%	0.08%	0.24%	0.25%	0.17%

See Notes to Financial Statements.	26

Wright International Blue Chip Equities Fund (WIBC)
Portfolio of Investments - As of December 31, 2017

Shares	Value

EQUITY INTERESTS - 95.5%

AUSTRALIA - 5.6%
Australia & New Zealand Banking Group, Ltd.	3,845	$86,432
BHP Billiton, Ltd.	5,272	121,932
CIMIC Group, Ltd.	3,165	127,365
Crown Resorts, Ltd.	2,731	27,811
CSL, Ltd.	1,309	144,668
Dexus REIT	7,183	54,777
Fortescue Metals Group, Ltd.	11,506	43,917
		$606,902

CANADA - 13.2%
Alimentation Couche-Tard, Inc. - Class B	2,848	$149,088
Canadian National Railway Co.	951	78,671
Canadian Tire Corp., Ltd. - Class A	1,072	140,230
CCL Industries, Inc. - Class B	2,935	136,051
CGI Group, Inc. - Class A*	3,369	183,649
Enbridge, Inc.	482	18,911
Magna International, Inc.	1,808	102,799
Manulife Financial Corp.	9,461	197,987
Metro, Inc.	2,998	96,308
Open Text Corp.	1,390	49,601
Royal Bank of Canada	774	63,411
Toronto-Dominion Bank (The)	3,769	221,547
		$1,438,253

DENMARK - 0.3%
Pandora A/S	289	$31,485

FINLAND - 1.3%
Sampo OYJ - Class A	2,584	$142,111

FRANCE - 7.5%
Alstom SA	1,399	$58,134
AXA SA	4,174	123,975
Capgemini SE	547	64,955
Orange SA	2,871	49,902
Societe Generale SA	2,048	105,870
TOTAL SA	5,267	291,217
Vivendi SA	4,460	120,072
		$814,125

GERMANY - 12.7%
adidas AG	280	$56,200
Allianz SE	655	150,619
BASF SE	1,864	205,341
Bayer AG	394	49,204
Bayerische Motoren Werke AG	371	38,682
Continental AG	280	75,667
Daimler AG	347	29,501
Hannover Rueck SE	1,121	141,206
Merck KGaA	541	58,305
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen - Class R	1,129	245,043
SAP SE	1,120	125,681
Siemens AG	1,291	180,060

Shares	Value

Volkswagen AG	119	$24,106
$1,379,615

HONG KONG - 2.8%
BOC Hong Kong Holdings, Ltd.	26,500	$134,241
CK Hutchison Holdings, Ltd.	11,500	144,314
Henderson Land Development Co., Ltd.	3,520	23,190
		$301,745

IRELAND - 1.0%
Ryanair Holdings PLC*	5,850	$106,213

JAPAN - 21.9%
Asahi Kasei Corp.	13,000	$167,737
Central Japan Railway Co.	841	150,656
Daito Trust Construction Co., Ltd.	200	40,790
Daiwa House Industry Co., Ltd.	7,226	277,558
FUJIFILM Holdings Corp.	700	28,615
Hitachi High-Technologies Corp.	700	29,516
Hitachi Metals, Ltd.	1,400	20,108
Hoya Corp.	1,119	55,905
ITOCHU Corp.	15,200	283,760
KDDI Corp.	7,600	189,207
Kose Corp.	300	46,844
Mitsubishi Corp.	2,100	58,032
Mitsubishi Electric Corp.	2,500	41,534
Mitsubishi UFJ Financial Group, Inc.	6,000	44,016
Nippon Telegraph & Telephone Corp.	3,900	183,523
Nomura Real Estate Holdings, Inc.	5,200	116,602
Omron Corp.	600	35,792
ORIX Corp.	3,161	53,441
Rohm Co. Ltd,	500	55,393
Sekisui Chemical Co., Ltd.	3,100	62,248
Shimadzu Corp.	3,200	72,778
SoftBank Corp.	1,300	102,938
Subaru Corp.	500	15,903
Taisei Corp.	1,000	49,800
Tokio Marine Holdings, Inc.	900	41,073
Tokyo Electron, Ltd.	200	36,219
Toyota Motor Corp.	1,900	121,658
		$2,381,646

NETHERLANDS - 5.2%
AerCap Holdings NV*	1,695	$89,174
Airbus SE	2,635	262,621
ASML Holding NV	274	47,757
ING Groep NV	9,287	170,902
		$570,454

SOUTH AFRICA - 0.3%
Foschini Group, Ltd. (The)	2,376	$37,872

SPAIN - 3.9%
Enagas SA	2,196	$62,944
Gas Natural SDG SA	4,559	105,383
Iberdrola SA	17,575	136,332
Red Electrica Corp. SA	5,576	125,276
		$429,935

See Notes to Financial Statements.	27

Wright International Blue Chip Equities Fund (WIBC)
Portfolio of Investments - As of December 31, 2017

Shares	Value

SWEDEN - 1.7%
Nordea Bank AB	5,413	$65,650
Skanska AB - Class B	5,834	121,134
		$186,784

SWITZERLAND - 6.4%
ABB, Ltd.	2,660	$71,297
Idorsia, Ltd.*	1,772	46,277
Nestle SA	4,293	369,167
Novartis AG	886	74,917
Swiss Re AG	1,412	132,217
		$693,875

UNITED KINGDOM - 11.7%
Bellway PLC	1,564	$75,382
BHP Billiton PLC	6,869	141,471
BP PLC	16,391	115,898
British American Tobacco PLC	1,502	101,957
BT Group PLC	23,367	85,884
National Grid PLC	7,095	83,990
Reckitt Benckiser Group PLC	1,050	98,277
Rio Tinto PLC	2,031	108,304
Royal Dutch Shell PLC - Class A	3,216	107,891
Royal Dutch Shell PLC - Class B	3,499	118,734
Shire PLC	1,232	64,997
Taylor Wimpey PLC	21,118	58,963
WPP PLC	6,419	116,443
		$1,278,191

TOTAL EQUITY INTERESTS - 95.5% (identified cost, $7,026,409)	$10,399,206

SHORT-TERM INVESTMENTS - 4.1%
Fidelity Investments Money Market Government Portfolio - Class I, 1.16% (1)	443,688	$443,688

TOTAL SHORT-TERM INVESTMENTS - 4.1% (identified cost, $443,688)	$443,688

INVESTMENTS, AT VALUE — 99.6% (identified cost, $7,470,097)	$10,842,894

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.4%	41,230

NET ASSETS — 100.0%	$10,884,124

PLC — Public Limited Company
REIT — Real Estate Investment Trust
*	Non-income producing security.
(1)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See Notes to Financial Statements.	28

Wright International Blue Chip Equities Fund (WIBC)

STATEMENT OF ASSETS AND LIABILITIES			STATEMENT OF OPERATIONS
As of December 31, 2017			For the Year Ended December 31, 2017

ASSETS:	TRUE		INVESTMENT INCOME (Note 1C)		TRUE
Investments, at value			7.00E+06	Dividend income (net of foreign taxes $57,230)	$312,847
(identified cost $7,470,097) (Note 1A)	$10,842,894	######		Total investment income	$312,847
Foreign currency, at value
(identified cost $353) (Notes 1A, 1G)	354		Expenses –
Receivable for fund shares sold	23,891			Investment adviser fee (Note 3)	$94,322
Dividends receivable	9,693			Administrator fee (Note 3)	20,043
Tax reclaims receivable	20,411			Trustee expense (Note 3)	12,450
Prepaid expenses and other assets	9,438			Custodian fee	16,686
Total assets	$10,906,681			Accountant fee	61,132
				Distribution expenses (Note 4)	22,718
LIABILITIES:				Transfer agent fee	42,448
Payable for fund shares reacquired	$8,022			Printing	133
Accrued expenses and other liabilities				Shareholder communications	5,695
Transfer agent fee	3,336			Audit services	17,500
Trustee expenses	150			Legal services	6,045
Other expenses and liabilities	11,049			Compliance services	5,543
Total liabilities	$22,557			Registration costs	20,411
NET ASSETS	$10,884,124			Interest expense (Note 8)	160
				Miscellaneous	21,672
NET ASSETS CONSIST OF:				Total expenses	$346,958
Paid-in capital	$7,741,092
Distributions in excess of net investment income	(91,806)		Deduct –
Accumulated net realized loss on investments and foreign currency	(139,555)			Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(128,578)
Unrealized appreciation on investments and foreign currency	3,374,393			Net expenses	$218,380
Net assets applicable to outstanding shares	$10,884,124			Net investment income	$94,467

SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	657,867		REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
			Net realized gain (loss) –
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST (Note 1F)	$16.54			Investment transactions	$2,321,340
				Foreign currency transactions	(26,771)
				Net realized gain	$2,294,569

			Change in unrealized appreciation (depreciation) –
				Investments	$(327,953)
				Foreign currency translations	7,186
				Net change in unrealized appreciation (depreciation) on investments	$(320,767)
				Net realized and unrealized gain on investments and foreign currency translations	$1,973,802
				Net increase in net assets from operations	$2,068,269

See Notes to Financial Statements.	29

Wright International Blue Chip Equities Fund (WIBC)

		Years Ended
	STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2017	December 31, 2016

	INCREASE (DECREASE) IN NET ASSETS:
	From operations –
	Net investment income	$94,467	$257,891
-37534	Net realized gain (loss) on investment and foreign currency transactions	2,294,569	(382,347)
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(320,767)	(146,885)
	Net increase (decrease) in net assets from operations	$2,068,269	$(271,341)
	Distributions to shareholders (Note 2)
	From net investment income	$(145,868)	$(308,333)
	Total distributions	$(145,868)	$(308,333)
	Net decrease in net assets resulting from fund share transactions (Note 6)	$(8,378,566)	$(7,416,846)
	Net decrease in net assets	$(6,456,165)	$(7,996,520)
##
	NET ASSETS:
	At beginning of year	17,340,289	25,336,809
	At end of year	$10,884,124	$17,340,289

	DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR	$(91,806)	$(59,032)

See Notes to Financial Statements.	30

Wright International Blue Chip Equities Fund (WIBC)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2017	2016	2015	2014	2013

Net asset value, beginning of year	$14.030	$14.400	$14.900	$16.280	$14.120
Income (loss) from investment operations:
Net investment income (1)	0.123	0.161	0.169	0.382	0.236
Net realized and unrealized gain (loss)	2.609	(0.300)	(0.486)	(1.439)	2.480
Total income (loss) from investment operations	2.732	(0.139)	(0.317)	(1.057)	2.716

Less distributions:
From net investment income	(0.222)	(0.231)	(0.185)	(0.323)	(0.556)
Redemption Fees(1)	— (2)	— (2)	0.002	— (2)	— (2)
#
Net asset value, end of year	$16.540	$14.030	$14.400	$14.900	$16.280
Total Return(3)	19.53%	(0.94)%	(2.11)%	(6.51)%	19.46%
Ratios/Supplemental Data(4):
Net assets, end of year (000 omitted)	$10,884	$17,340	$25,337	$27,992	$32,067
Ratios (As a percentage of average daily net assets):
Net expenses	1.85%	1.85%	1.85%	1.85%	1.85%
Net investment income	0.80%	1.17%	1.11%	2.37%	1.57%
Portfolio turnover rate	19%	49%	33%	57%	45%

	For the years ended December 31, 2017, 2016, 2015, 2014 and 2013	For the years ended December 31, 2017, 2016, 2015, 2014 and 2013

(1)	Computed using average shares outstanding.
(2)	Less than $0.001 per share.
(3)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(4)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income (loss) ratios would have been as follows:

	2017	2016	2015	2014	2013

Ratios (As a percentage of average daily net assets):
Expenses	2.94%	2.23%	2.04%	2.01%	2.01%
Net investment income (loss)	(0.29)%	0.79%	0.92%	2.21%	1.41%

See Notes to Financial Statements.	31

Wright Managed Equity Trust
Notes to Financial Statements

1. Significant Accounting Policies
Wright Selected Blue Chip Equities Fund ("WSBC"), Wright Major Blue Chip Equities Fund ("WMBC"), and Wright International Blue Chip Equities Fund ("WIBC") (each a "Fund" and collectively, the "Funds") (the Funds constituting The Wright Managed Equity Trust (the "Trust")), are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. The Funds seek to provide total return consisting of price appreciation and current income.
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").
A. Investment Valuations – Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service. Investments in open-end mutual funds are valued at net asset value. Short-term debt securities with a remaining maturity of sixty days or less may be valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges are monitored by the investment adviser and may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Funds in a manner that most fairly reflects the security's value, or the amount that the Funds might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B. Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C. Income – Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Funds' understanding of applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.
D. Federal Taxes – Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income and all or substantially all of its net realized capital gains. Accordingly,

32

Wright Managed Equity Trust
Notes to Financial Statements

no provision for federal income or excise tax is necessary. Foreign taxes are provided for based on WIBC's understanding of the tax rules and rates that exist in the foreign markets in which it invests. As of December 31, 2017, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds' federal tax returns filed in the 3-year period ended December 31, 2017, remains subject to examination by the Internal Revenue Service.
E. Expenses – The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.
F. Redemption Fees – A shareholder who redeems or exchanges shares of WIBC within three months of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to WIBC to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.
G. Foreign Currency Translation – Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. The portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
H. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
I. Indemnifications – Under each Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Funds. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.
2. Distributions to Shareholders
It is the present policy of the Trust to make annual distributions of all or substantially all of the net investment income of the Funds and to distribute annually all or substantially all of the net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) of the Funds. Distributions to shareholders are recorded on the ex-dividend date. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.
For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.
The tax character of distributions paid for the years ended December 31, 2017, and December 31, 2016, was

33

Wright Managed Equity Trust
Notes to Financial Statements

as follows:
Year Ended 12/31/17	WSBC	WMBC	WIBC
Distributions declared from:
Ordinary income	$73,664	$49,624	$145,868
Long-term capital gain	2,560,355	67	-

Year Ended 12/31/16	WSBC	WMBC	WIBC
Distributions declared from:
Ordinary income	$136,834	$108,099	$308,333
Long-term capital gain	846,429	939,427	-

During the year ended December 31, 2017, the following amounts were reclassified due to real estate investment trusts, recharacterization of distributions, foreign currency gain (loss), expiring capital loss carryforwards and passive foreign investment company transactions.
Increase (decrease):	WSBC	WMBC	WIBC
Accumulated net realized gain (loss)	$(342)	$(67)	$33,125,101
Accumulated net investment income (loss)	344	67	18,627
Paid in Capital	(2)	-	(33,143,728)

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:
	WSBC	WMBC	WIBC
Undistributed ordinary income	$65,199	$-	$84,149
Undistributed long-term gain	2,357,983	493,135	-
Net unrealized appreciation	7,872,619	3,404,848	3,058,883
Total	$10,295,801	$3,897,983	$3,143,032

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, passive foreign investment company transactions and real estate investment trust transactions.
3. Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Wright Investor Services, Inc. ("Wright") as compensation for investment advisory services rendered to the Funds. The fees are computed at annual rates of the Funds' average daily net assets as noted below, and are payable monthly.
Annual Advisory Fee Rates
Fund	Under $100 Million	$100 Million to $250 Million	$250 Million to $500 Million	$500 Million to $1 Billion	Over $1 Billion
WSBC	0.60%	0.57%	0.54%	0.50%	0.45%
WMBC	0.60%	0.57%	0.54%	0.50%	0.45%
WIBC	0.80%	0.78%	0.76%	0.72%	0.67%

34

Wright Managed Equity Trust
Notes to Financial Statements

For the year ended December 31, 2017, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:
Fund	Investment Adviser Fee	Effective Annual Rate
WSBC	$ 190,511	0.60%
WMBC	$ 75,630	0.60%
WIBC	$ 94,322	0.80%

The administrator fee is earned by Wright for administering the business affairs of each Fund. The fee is computed at an annual rate of 0.12% of WSBC's and WMBC's average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million. The fee is computed at an annual rate of 0.17% of WIBC's average daily net assets up to $100 million and 0.07% of average daily net assets over $100 million.  Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") serves as sub-administrator of the Funds to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator. The sub-administration fee is paid by Wright.
For the year ended December 31, 2017, the administrator fee for WSBC, WMBC and WIBC amounted to $38,102, $15,126 and $20,043, respectively.
Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Funds' principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.  The Trustees are compensated by the Trust in conjunction with the Wright Managed Income Trust, rather than on a per Trust or per Fund basis. Quarterly retainer fees are paid in the amount of $4,000 to the Lead Trustee, $3,500 to the Secretary of Independent Trustees, and $3,000 each to the remaining Trustees. In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to each Fund is disclosed in each Fund's Statement of Operations.
4. Distribution and Service Plans
The Trust had in effect a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Plan provided that each Fund would pay Wright Investors' Service Distributors, Inc. ("WISDI"), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of each Fund for distribution services and facilities provided to the Funds by WISDI. The Plan was terminated on October 1, 2017. Distribution fees paid to WISDI for the year ended December 31, 2017, for WSBC, WMBC and WIBC were $59,720, $23,124 and $22,718, respectively. In addition, the Trustees have adopted a service plan (the "Service Plan") which allows the Funds to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of each Fund's shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of each Fund's average daily net assets. For the year ended December 31, 2017, the Funds did not accrue or pay any service fees.
Pursuant to an Expense Limitation Agreement, Wright has agreed to waive all or a portion of their advisory fees and/or assume certain expenses to the extent total annual operating expenses exceed 1.40% of the average daily net assets of each of WSBC and WMBC and 1.85% of the average daily net assets of WIBC through April 30, 2018 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, Wright waived and/or reimbursed investment adviser fees and expenses of $1,068, $65,515 and $105,860 for WSBC, WMBC and WIBC, respectively. WISDI waived distribution fees of

35

Wright Managed Equity Trust
Notes to Financial Statements

$26,115, $23,124 and $22,718 for WSBC, WMBC and WIBC, respectively. Effective October 1, 2017, WISDI no longer waives fees.
5. Investment Transactions
Purchases and sales of investments, other than short-term obligations, were as follows:
Year Ended December 31, 2017
	WSBC	WMBC	WIBC
Purchases	$16,605,992	$3,230,804	$2,242,772
Sales	$24,967,267	$4,349,465	$10,902,854

6. Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:
December 31, 2018	36525	43100 #	#		42735
	Year Ended December 31, 2017			Year Ended December 31, 2016
	Shares	Amount		Shares	Amount
WSBC
Sold	161,392	$2,001,471		744,147	$8,152,464
Issued to shareholders in payment of distributions declared	144,367	1,803,973		63,181	701,757
Redemptions	(774,301)	(9,520,906)		(1,302,233)	(14,658,811)
Net decrease	(468,542)	$(5,715,462)		(494,905)	$(5,804,590)
December 31, 2018	36525	43100 #	#		42735
	Year Ended December 31, 2017			Year Ended December 31, 2016
	Shares	Amount		Shares	Amount
WMBC
Sold	39,772	$809,287		38,375	$675,147
Issued to shareholders in payment of distributions declared	2,007	47,179		58,106	1,004,419
Redemptions	(91,185)	(1,890,581)		(162,847)	(2,867,801)
Net decrease	(49,406)	$(1,034,115)		(66,366)	$(1,188,235)
December 31, 2018	36525	43100 #	#		42735
	Year Ended December 31, 2017			Year Ended December 31, 2016
	Shares	Amount		Shares	Amount
WIBC
Sold	19,981	$310,545		130,220	$1,726,027
Issued to shareholders in payment of distributions declared	8,580	137,177		21,453	298,088
Redemptions	(606,554)	(8,826,310)		(675,398)	(9,441,303)
Redemption fees	-	22		-	342
Net decrease	(577,993)	$(8,378,566)		(523,725)	$(7,416,846)

36

Wright Managed Equity Trust
Notes to Financial Statements

7. Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2017, as computed on a federal income tax basis, were as follows:
Year Ended December 31, 2017
	WSBC	WMBC	WIBC
Aggregate cost	$22,508,598	$10,181,370	$7,785,607
Gross unrealized appreciation	$8,209,484	$3,642,373	$3,150,598
Gross unrealized depreciation	(336,865)	(237,525)	(93,311)
Net unrealized appreciation	$7,872,619	$3,404,848	$3,057,287

8. Line of Credit
The Funds participate with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with MUFG Union Bank, N.A. ("Union Bank"). The Funds may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to each Fund, they may be unable to borrow some or all of the Funds' requested amounts at any particular time. As of December 31, 2017, the Funds had no outstanding balances pursuant to this line of credit.The average borrowings and average interest rate (based on days with outstanding balances) for the year ended December 31, 2017, were as follows:
	WSBC	WMBC	WIBC
Average borrowings	$166,171	$51,967	$74,010
Average interest rate	2.07%	2.30%	2.08%

9. Risks Associated with Foreign Investments
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Funds, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

37

Wright Managed Equity Trust
Notes to Financial Statements

10. Fair Value Measurements
Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
• Level 1 – quoted prices in active markets for identical investments
• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At December 31, 2017, the inputs used in valuing each Fund's investments, which are carried at value, were as follows:
WSBC
Asset Description	Level 1	Level 2	Level 3	Total
Equity Interests	$30,370,603	$-	$-	$30,370,603
Short-Term Investments	-	10,614	-	10,614
Total Investments	$30,370,603	$10,614	$-	$30,381,217

WMBC
Asset Description	Level 1	Level 2	Level 3	Total
Equity Interests	$13,365,572	$-	$-	$13,365,572
Short-Term Investments	-	220,646	-	220,646
Total Investments	$13,365,575	$220,646	$-	$13,586,218

WIBC
Asset Description	Level 1	Level 2	Level 3	Total
Equity Interests	$10,399,206	$-	$-	$10,399,206
Short-Term Investments	-	443,688	-	443,688
Total Investments	$10,399,206	$443,688	$-	$10,842,894

The Level 1 values displayed in these tables under Equity Interests are Common Stock. Refer to each Fund's Portfolio of Investments for a further breakout of each security by industry or country.
The Funds utilize the end of period methodology when determining transfers.  There were no transfers among Level 1, Level 2 and Level 3 for the year ended December 31, 2017.
11. Review for Subsequent Events
In connection with the preparation of the financial statements of the Funds as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, have been evaluated by the Funds' management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

38

Wright Managed Equity Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Wright Managed Equity Trust
and the Shareholders of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund, each a series of shares of beneficial interest in The Wright Managed Equity Trust (the "Funds"), including the portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Basis for Opinion

These financial statements are the responsibility of the Funds' management.  Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in The Wright Managed Equity Trust since 2010.

Philadelphia, Pennsylvania
February 28, 2018

39

Wright Managed Equity Trust
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2018 showed the tax status of all distributions paid to your account in calendar year 2017.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Funds.  As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund's fiscal year end regarding capital gain dividends, and the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.
Qualified Dividend Income – Wright Selected Blue Chip Equities Fund and Wright Major Blue Chip Equities Fund designate 100.00% and 100.00%, respectively, of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD).  Wright Selected Blue Chip Equities Fund, Wright Major Blue Chip Equities Fund and Wright International Blue Chip Equities Fund designate 100.00%, 100.00% and 100.00%, respectively, for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.  Also, Wright Selected Blue Chip Equities Fund designates 72.18% of its income dividends as qualified short-term gain exempt from U.S. tax for foreign shareholders (QSD).

40

Wright Current Income Fund (WCIF)
Portfolio of Investments -  As of December 31, 2017

AFA
Face Amount	Description	Coupon Rate	Maturity Date	Value

FIXED INCOME INVESTMENTS - 96.6%

AGENCY MORTGAGE-BACKED SECURITIES - 93.2%
$112,725	FHLMC Gold Pool #A37619	4.500%	09/01/35	$120,348
181,716	FHLMC Gold Pool #A39555	5.500%	11/01/35	203,383
409,631	FHLMC Gold Pool #A88945	4.000%	08/01/39	433,069
383,123	FHLMC Gold Pool #A92435	5.000%	06/01/40	417,677
16,082	FHLMC Gold Pool #C00778	7.000%	06/01/29	18,187
1,173,592	FHLMC Gold Pool #C91303	5.000%	05/01/30	1,263,757
234,163	FHLMC Gold Pool #G07025	5.000%	02/01/42	256,812
86,404	FHLMC Gold Pool #G08022	6.000%	11/01/34	97,421
81,747	FHLMC Gold Pool #G08047	6.000%	03/01/35	92,339
452,318	FHLMC Gold Pool #G08378	6.000%	10/01/39	506,303
227,077	FHLMC Gold Pool #G30285	6.000%	02/01/26	253,859
52,395	FHLMC Gold Pool #G80111	7.300%	12/17/22	55,215
7,926	FHLMC Gold Pool #H09098	6.500%	10/01/37	8,543
84,372	FHLMC Gold Pool #P00024	7.000%	09/01/32	92,035
292,811	FHLMC Gold Pool #P50079	5.000%	07/01/33	308,711
23,156	FHLMC Gold Pool #T30126	5.550%	07/01/37	23,319
310,372	FHLMC Gold Pool #T60798	3.500%	07/01/42	316,133
1,456,961	FHLMC Gold Pool #U80611	4.500%	11/01/33	1,582,581
167,172	FHLMC, Series 2097, Class PZ	6.000%	11/15/28	188,473
30,765	FHLMC, Series 2176, Class OJ	7.000%	08/15/29	34,897
20,380	FHLMC, Series 2201, Class C	8.000%	11/15/29	23,165
78,459	FHLMC, Series 2218, Class ZB	6.000%	03/15/30	85,259
19,296	FHLMC, Series 2576, Class HC	5.500%	03/15/33	21,149
56,320	FHLMC, Series 2802, Class OH	6.000%	05/15/34	61,000
201,432	FHLMC, Series 3033, Class WY	5.500%	09/15/35	223,898
71,823	FHLMC, Series 3072, Class DL	6.000%	02/15/35	78,014
241,228	FHLMC, Series 3143, Class BC	5.500%	02/15/36	262,999
34,742	FHLMC, Series 3255, Class QE	5.500%	12/15/36	38,213
312,244	FHLMC, Series 3613, Class HJ	5.500%	12/15/39	345,645
228,936	FHLMC, Series 3677, Class PB	4.500%	05/15/40	241,344
439,592	FHLMC, Series 3926, Class OP	6.000%	08/15/25	455,000
405,326	FHLMC, Series 3960, Class BM	3.000%	02/15/30	410,885
121,565	FHLMC, Series 4050, Class NK	4.500%	09/15/41	128,585
1,000,000	FHLMC, Series 4299, Class JY	4.000%	01/15/44	1,111,681
18,800	FHLMC-GNMA, Series 23, Class KZ	6.500%	11/25/23	20,216
168,623	FNMA Pool #252034	7.000%	09/01/28	189,890
12,684	FNMA Pool #252215	6.000%	11/01/28	14,199
163,528	FNMA Pool #256182	6.000%	03/01/36	178,598
15,151	FNMA Pool #256972	6.000%	11/01/37	15,850
77,118	FNMA Pool #257138	5.000%	03/01/38	80,173
41,505	FNMA Pool #594207	6.500%	02/01/31	45,700
137,908	FNMA Pool #687887	5.500%	03/01/33	154,625
258,592	FNMA Pool #694795	5.500%	04/01/33	292,313
91,201	FNMA Pool #724888	5.500%	06/01/33	99,053
123,667	FNMA Pool #735861	6.500%	09/01/33	138,768
188,126	FNMA Pool #745318	5.000%	12/01/34	200,027
76,289	FNMA Pool #813839	6.000%	11/01/34	82,932
136,978	FNMA Pool #831927	6.000%	12/01/36	154,870
324,839	FNMA Pool #883281	7.000%	07/01/36	356,128
17,826	FNMA Pool #888534	5.000%	08/01/37	18,486

See Notes to Financial Statements.	41

Wright Current Income Fund (WCIF)
Portfolio of Investments - As of December 31, 2017

Face Amount	Description	Coupon Rate	Maturity Date	Value

$561,227	FNMA Pool #896838	5.450%	07/01/36	$618,023
8,698	FNMA Pool #908160	5.500%	12/01/36	8,931
105,266	FNMA Pool #930504	5.000%	02/01/39	113,686
37,946	FNMA Pool #930664	6.500%	03/01/39	42,388
115,751	FNMA Pool #954633	5.500%	02/01/37	125,399
10,622	FNMA Pool #954957	6.000%	10/01/37	11,125
124,466	FNMA Pool #995656	7.000%	06/01/33	145,595
232,897	FNMA Pool #AC5445	5.000%	11/01/39	254,526
304,390	FNMA Pool #AC9581	5.500%	01/01/40	338,130
213,097	FNMA Pool #AL6860	4.500%	03/01/44	230,158
1,079,216	FNMA Pool #AL9105	4.500%	10/01/46	1,149,606
216,085	FNMA Pool #AM4671	5.320%	10/01/43	257,430
803,554	FNMA Pool #AM5015	4.940%	12/01/43	916,512
160,370	FNMA Pool #AS5235	3.500%	06/01/45	164,121
132,652	FNMA Whole Loan, Series 2003-W17, Class 1A7	5.750%	08/25/33	146,812
209,176	FNMA Whole Loan, Series 2004-W11, Class 1A1	6.000%	05/25/44	240,562
111,051	FNMA, Series 2001-52, Class XZ	6.500%	10/25/31	125,847
1,558,124	FNMA, Series 2003-18, Class XD	5.000%	03/25/33	1,653,774
39,812	FNMA, Series 2003-30, Class JQ	5.500%	04/25/33	43,358
202,489	FNMA, Series 2003-32, Class BZ	6.000%	11/25/32	225,379
142,127	FNMA, Series 2004-17, Class H	5.500%	04/25/34	156,889
222,514	FNMA, Series 2004-18, Class EZ	6.000%	04/25/34	245,716
90,974	FNMA, Series 2005-106, Class UK	5.500%	12/25/35	102,223
172,000	FNMA, Series 2005-120, Class PB	6.000%	01/25/36	196,410
87,560	FNMA, Series 2005-58, Class BC	5.500%	07/25/25	94,802
520,357	FNMA, Series 2006-24, Class Z	5.500%	04/25/36	577,335
157,569	FNMA, Series 2007-71, Class GB	6.000%	07/25/37	175,423
143,896	FNMA, Series 2007-76, Class PE	6.000%	08/25/37	161,416
270,578	FNMA, Series 2007-81, Class GE	6.000%	08/25/37	293,022
388,253	FNMA, Series 2008-60, Class JC	5.000%	07/25/38	419,045
150,000	FNMA, Series 2009-50, Class AX	5.000%	07/25/39	170,452
290,000	FNMA, Series 2010-136, Class CY	4.000%	12/25/40	310,516
591,137	FNMA, Series 2012-133, Class PB	6.500%	04/25/42	663,066
87,207	FNMA, Series 2012-51, Class B	7.000%	05/25/42	102,253
523,327	FNMA, Series 2013-17, Class YM	4.000%	03/25/33	549,028
62,834	FNMA, Series G93-5, Class Z	6.500%	02/25/23	66,660
152,333	GNMA I Pool #615272	4.500%	07/15/33	164,299
81,195	GNMA I Pool #626755	5.000%	03/15/35	87,489
124,154	GNMA I Pool #644970	5.000%	06/15/35	134,733
77,739	GNMA I Pool #647406	5.000%	09/15/35	84,385
111,411	GNMA I Pool #650493	5.000%	01/15/36	120,961
86,131	GNMA I Pool #675477	5.000%	06/15/38	93,368
318,035	GNMA I Pool #678649	4.000%	12/15/39	337,093
70,416	GNMA I Pool #697999	4.500%	02/15/24	72,891
248,520	GNMA I Pool #711286	6.500%	10/15/32	275,915
304,492	GNMA I Pool #737844	3.500%	01/15/26	315,537
472,324	GNMA I Pool #752112	3.500%	01/15/33	495,118
199,625	GNMA I Pool #781341	6.000%	10/15/31	225,839
340,930	GNMA I Pool #781886	5.500%	03/15/35	378,765
70,774	GNMA I Pool #782771	4.500%	09/15/24	75,040
535,570	GNMA II Pool #003066	5.500%	04/20/31	583,004
24,473	GNMA II Pool #003284	5.500%	09/20/32	27,202
117,608	GNMA II Pool #003403	5.500%	06/20/33	130,433
244,617	GNMA II Pool #003638	6.000%	11/20/34	277,708
64,693	GNMA II Pool #003689	4.500%	03/20/35	68,440
226,247	GNMA II Pool #003909	5.500%	10/20/36	247,576

See Notes to Financial Statements.	42

Wright Current Income Fund (WCIF)
Portfolio of Investments - As of December 31, 2017

Face Amount	Description	Coupon Rate	Maturity Date	Value

$7,257	GNMA II Pool #004284	5.500%		11/20/38	$7,558
90,433	GNMA II Pool #004291	6.000%		11/20/38	102,234
22,795	GNMA II Pool #004412	5.000%		04/20/39	23,669
132,249	GNMA II Pool #004561	6.000%		10/20/39	150,483
98,131	GNMA II Pool #004702	3.500%		06/20/25	101,071
87,879	GNMA II Pool #004753	8.000%		08/20/30	95,271
431,122	GNMA II Pool #004838	6.500%		10/20/40	490,289
987,054	GNMA II Pool #442324	4.500%		08/20/41	1,047,865
190,275	GNMA II Pool #648541	6.000%		10/20/35	199,602
490,647	GNMA II Pool #781642	5.500%		08/20/33	552,126
384,450	GNMA II Pool #AG0467	4.000%		04/20/44	401,505
69,115	GNMA II Pool #MA2295	4.500%		10/20/44	71,677
127,083	GNMA, Series 2002-33, Class ZD	6.000%		05/16/32	142,173
42,701	GNMA, Series 2002-45, Class QE	6.500%		06/20/32	48,172
39,560	GNMA, Series 2002-7, Class PG	6.500%		01/20/32	45,338
92,080	GNMA, Series 2003-103, Class PC	5.500%		11/20/33	102,426
48,144	GNMA, Series 2003-26, Class MA	5.500%		03/20/33	49,844
135,737	GNMA, Series 2003-46, Class HA	4.500%		06/20/33	144,567
93,713	GNMA, Series 2003-46, Class MA	5.000%		05/20/33	95,403
293,382	GNMA, Series 2003-46, Class ND	5.000%		06/20/33	319,124
248,533	GNMA, Series 2003-57, Class C	4.500%		04/20/33	266,103
81,879	GNMA, Series 2003-84, Class PC	5.500%		10/20/33	89,510
150,422	GNMA, Series 2005-13, Class BE	5.000%		09/20/34	155,393
495,112	GNMA, Series 2005-17, Class GE	5.000%		02/20/35	535,604
161,958	GNMA, Series 2005-49, Class B	5.500%		06/20/35	181,645
134,384	GNMA, Series 2005-51, Class DC	5.000%		07/20/35	147,261
48,210	GNMA, Series 2005-93, Class BH	5.500%		06/20/35	53,389
770,014	GNMA, Series 2007-14, Class PB	5.400%		03/20/37	833,761
43,190	GNMA, Series 2007-18, Class B	5.500%		05/20/35	48,940
268,524	GNMA, Series 2007-59, Class ZT	5.500%		10/20/37	294,919
66,358	GNMA, Series 2007-68, Class NA	5.000%		11/20/37	71,506
36,882	GNMA, Series 2007-70, Class PE	5.500%		11/20/37	41,258
204,630	GNMA, Series 2008-26, Class JP	5.250%		03/20/38	223,886
306,062	GNMA, Series 2008-35, Class NF	5.000%		04/20/38	327,927
311,922	GNMA, Series 2008-38, Class PL	5.500%		05/20/38	343,646
272,548	GNMA, Series 2008-65, Class CM	5.000%		08/20/38	296,157
1,288,846	GNMA, Series 2008-65, Class PG	6.000%		08/20/38	1,460,479
157,000	GNMA, Series 2009-47, Class LT	5.000%		06/20/39	173,513
360,690	GNMA, Series 2009-93, Class AY	5.000%		10/20/39	392,879
1,422,703	GNMA, Series 2010-116, Class JB	5.000%		06/16/40	1,592,653
239,979	GNMA, Series 2010-129, Class NK	4.000%		06/20/39	247,966
1,527,548	GNMA, Series 2011-2, Class DP	5.458%	(1)	03/20/39	1,703,495
500,000	GNMA, Series 2011-42, Class ME	4.000%		06/20/44	523,680
320,960	GNMA, Series 2012-124, Class NE	2.000%		10/20/42	267,292

Total Agency Mortgage-Backed Securities (identified cost, $41,824,319)	$41,556,400

See Notes to Financial Statements.	43

Wright Current Income Fund (WCIF)
Portfolio of Investments - As of December 31, 2017

Face Amount	Description	Coupon Rate	Maturity Date	Value

OTHER U.S GOVERNMENT GUARANTEED- 3.4%

INDUSTRIALS - 3.4%
$1,345,000	Vessel Management Services, Inc.	5.125%	04/16/35	$1,519,331

Total Other U.S. Government Guaranteed (identified cost, $1,529,136)	$1,519,331

TOTAL FIXED INCOME INVESTMENTS (identified cost, $43,353,455) — 96.6%	$43,075,731

Shares	Description	Value

SHORT-TERM INVESTMENTS - 3.3%

1,501,431	Fidelity Investments Money Market Government Portfolio - Class I, 1.16%(1)	$1,501,431

TOTAL SHORT-TERM INVESTMENTS (identified cost, $1,501,431) — 3.3%	$1,501,431

INVESTMENTS, AT VALUE (identified cost, $44,854,886) — 99.9%	$44,577,162

OTHER ASSETS, IN EXCESS OF LIABILITIES — 0.1%	29,506

NET ASSETS — 100.0%	$44,606,668

FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
GNMA — Government National Mortgage Association
(1)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2017.

See Notes to Financial Statements.	44

Wright Current Income Fund (WCIF)

STATEMENT OF ASSETS AND LIABILITIES			STATEMENT OF OPERATIONS
As of December 31, 2017			For the Year Ended December 31, 2017

ASSETS:	TRUE		INVESTMENT INCOME (Note 1C)		TRUE
Investments, at value				Interest income	$1,231,859
(identified cost $44,854,886) (Note 1A)	$44,577,162	######	4.00E+07	Dividend income	16,211
Receivable for fund shares sold	6,206			Total investment income	$1,248,070
Dividends and interest receivable	179,384
Prepaid expenses and other assets	18,406		Expenses –
Total assets	$44,781,158			Investment adviser fee (Note 3)	$232,672
				Administrator fee (Note 3)	46,535
LIABILITIES:				Trustee expense (Note 3)	12,450
Payable for fund shares reacquired	$77,800			Custodian fee	5,906
Distributions payable	84,163			Accountant fee	40,981
Accrued expenses and other liabilities				Distribution expenses (Note 4)	99,458
Transfer agent fee	2,309			Transfer agent fee	30,609
Trustee expenses	150			Printing	599
Other expenses and liabilities	10,068			Shareholder communications	9,198
Total liabilities	$174,490			Audit services	21,000
NET ASSETS	$44,606,668			Legal services	27,717
				Compliance services	7,396
NET ASSETS CONSIST OF:				Registration costs	28,690
Paid-in capital	$51,396,769			Interest expense (Note 8)	142
Accumulated net realized loss on investments	(6,512,377)			Miscellaneous	59,773
Unrealized depreciation on investments	(277,724)			Total expenses	$623,126
Net assets applicable to outstanding shares	$44,606,668
			Deduct –
SHARES OF BENEFICIAL INTEREST OUTSTANDING AT $0.000 PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,060,211			Waiver and/or reimbursement by the principal underwriter and/or investment adviser (Note 4)	$(157,419)
				Net expenses	$465,707
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE OF BENEFICIAL INTEREST	$8.82			Net investment income	$782,363

			REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
				Net realized loss on investment transactions	$(172,019)
				Net change in unrealized appreciation (depreciation) on investments	(101,635)
				Net realized and unrealized loss on investments	$(273,654)
				Net increase in net assets from operations	$508,709

See Notes to Financial Statements.	45

Wright Current Income Fund (WCIF)

Years Ended
STATEMENTS OF CHANGES IN NET ASSETS	December 31, 2017	December 31, 2016

INCREASE (DECREASE) IN NET ASSETS:
From operations –
Net investment income	$782,363	$1,103,339
0	Net realized gain (loss) on investment transactions	(172,019)	468,869
Net change in unrealized appreciation (depreciation) on investments	(101,635)	(981,838)
Net increase in net assets from operations	$508,709	$590,370
Distributions to shareholders (Note 2)
From net investment income	$(1,845,285)	$(2,315,168)
Total distributions	$(1,845,285)	$(2,315,168)
Net decrease in net assets resulting from fund share transactions (Note 6)	$(12,761,926)	$(6,392,752)
Net decrease in net assets	$(14,098,502)	$(8,117,550)
##
NET ASSETS:
At beginning of year	58,705,170	66,822,720
At end of year	$44,606,668	$58,705,170

See Notes to Financial Statements.	46

Wright Current Income Fund (WCIF)

These financial highlights reflect selected data for a share outstanding throughout each year.
	Years Ended December 31,
FINANCIAL HIGHLIGHTS	2017	2016	2015	2014	2013

Net asset value, beginning of year	$9.050	$9.300	$9.500	$9.440	$10.010
Income (loss) from investment operations:
Net investment income (1)	0.136	0.154	0.195	0.225	0.173
Net realized and unrealized gain (loss)	(0.046)	(0.081)	(0.060)	0.188	(0.365)
Total income (loss) from investment operations	0.090	0.073	0.135	0.413	(0.192)

Less distributions:
From net investment income	(0.320)	(0.323)	(0.335)	(0.353)	(0.378)
Net asset value, end of year	$8.820	$9.050	$9.300	$9.500	$9.440
Total Return(2)	1.00%	0.73%	1.41%	4.44%	(1.95)%
Ratios/Supplemental Data(3):
Net assets, end of year (000 omitted)	$44,607	$58,705	$66,823	$65,954	$59,377
Ratios (As a percentage of average daily net assets):
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	1.51%	1.65%	2.05%	2.37%	1.77%
Portfolio turnover rate	11%	34%	35%	27%	39%

	For the years ended December 31, 2017, 2016, 2015, 2014 and 2013	For the years ended December 31, 2017, 2016, 2015, 2014 and 2013

(1)	Computed using average shares outstanding.
(2)
Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each year reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.

(3)
For each of the years presented, the operating expenses of the Fund were reduced by a waiver of fees and/or allocation of expenses to the principal underwriter and/or investment adviser. Had such action not been undertaken, expenses and net investment income ratios would have been as follows:

	2017	2016	2015	2014	2013

Ratios (As a percentage of average daily net assets):
Expenses	1.21%	1.14%	1.18%	1.24%	1.16%
Net investment income	1.21%	1.41%	1.77%	2.03%	1.51%

See Notes to Financial Statements.	47

The Wright Managed Income Trust
Notes to Financial Statements
1. Significant Accounting Policies
Wright Current Income Fund ("WCIF") (the "Fund") is a diversified portfolio of The Wright Managed Income Trust (the "Trust"), an open-end, management investment company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). WCIF seeks a high level of current income consistent with moderate fluctuations of principal.
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").
A. Investment Valuations – Debt obligations, including listed securities and securities for which quotations are readily available, will normally be valued on the basis of reported trades or market quotations provided by third party pricing services, when these prices are representative of the securities' market values. For debt securities where market quotations are not readily available, the pricing services will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service as described above. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security's value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
B. Investment Transactions – Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.
C. Income – Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium and accretion of discount.
Paydown gains and losses are included in interest income.
D. Federal Taxes – The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2017, WCIF, for federal income tax purposes, had $2,761,461 available short term capital loss carryforwards and $3,350,416 available long term capital loss carryforwards that have no expiration date which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax.

48

The Wright Managed Income Trust
Notes to Financial Statements

As of December 31, 2017, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund's federal tax returns filed in the 3-year period ended December 31, 2017, remain subject to examination by the Internal Revenue Service.
E. Expenses – The majority of expenses of the Trust are directly identifiable to the Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the Funds.
F. Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
G. Indemnifications – Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
2. Distributions to Shareholders
The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly.  Distributions of net realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. GAAP requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.
The tax character of distributions paid for the years ended December 31, 2017, and December 31, 2016, was as follows:
Year Ended 12/31/17	WCIF
Distributions declared from:
Ordinary income	$1,845,285

Year Ended 12/31/16	WCIF
Distributions declared from:
Ordinary income	$2,315,168

During the year ended December 31, 2017, the following amounts were reclassified due to premium amortization and paydown gain (loss).
Increase (decrease):	WCIF
Paid-in capital	$(124)
Accumulated net realized gain (loss)	(1,062,798)
Accumulated net investment income (loss)	1,062,922

  These reclassifications had no effect on the net assets or net asset value per share of the Fund.
49

The Wright Managed Income Trust
Notes to Financial Statements

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:
WCIF
Capital loss carryforward	$(6,111,877)
Unrealized (depreciation)	(678,224)
Total	$(6,790,101)

The difference between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to premium amortization and paydown gain (loss).
3. Investment Adviser Fee and Other Transactions with Affiliates
The investment adviser fee is earned by Wright Investor Services, Inc. ("Wright") as compensation for investment advisory services rendered to the Fund. The fees are computed at annual rates of the Fund's average daily net assets as noted below, and are payable monthly.
Annual Advisory Fee Rates
Fund	Under $100 Million	$100 Million to $250 Million	$250 Million to $500 Million	$500 Million to $1 Billion	Over $1 Billion
WCIF	0.45%	0.44%	0.42%	0.40%	0.35%

For the year ended December 31, 2017, the fee and the effective annual rate, as a percentage of average daily net assets for each of the Funds were as follows:
Fund	Investment Adviser Fee	Effective Annual Rate
WCIF	$232,672	0.45%

The administrator fee is earned by Wright for administering the business affairs of the Fund. The fee is computed at an annual rate of 0.09% of the average daily net assets up to $100 million for WCIF, and 0.05% of average daily net assets over $100 million. Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") serves as sub-administrator of the Fund to perform certain services of the administrator as may be agreed upon between the administrator and sub-administrator. The sub-administration fee is paid by Wright.
For the year ended December 31, 2017, the administrator fee for WCIF amounted to $46,535.
Certain Trustees and officers of the Trust are Trustees or officers of the above organizations and/or of the Fund's principal underwriter. Except as to Trustees of the Trust who are not employees of Atlantic or Wright, Trustees and officers receive remuneration for their services to the Trust out of the fees paid to Atlantic and Wright.  The Trustees are compensated by the Trust in conjunction with the Wright Managed Equity Trust, rather than on a per Trust or per Fund basis. Quarterly retainer fees are paid in the amount of $4,000 to the Lead Trustee, $3,500 to the Secretary of Independent Trustees, and $3,000 each to the remaining Trustees. In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Fund's Statement of Operations.
4. Distribution and Service Plans
The Trust had in effect a Distribution Plan (the "Plan") pursuant to Rule 12b-1 of the 1940 Act. The Plan provided that the Fund would pay Wright Investors' Service Distributors, Inc. ("WISDI"), the principal underwriter, a wholly-owned subsidiary of The Winthrop Corporation and an affiliate of Wright, a distribution fee of 0.25% of the average daily net assets of the Fund for distribution services and facilities provided to the

50

The Wright Managed Income Trust
Notes to Financial Statements

Fund by WISDI. The plan was terminated on October 1, 2017. Distribution fees paid or accrued to WISDI for the year ended December 31, 2017, for WCIF were $99,458.
In addition, the Trustees have adopted a service plan (the "Service Plan") which allows the Fund to reimburse the principal underwriter for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of the Fund's shares. The combined amount of service fees payable under the Service Plan and Rule 12b-1 distribution fees may not exceed 0.25% annually of the Fund's average daily net assets. For the year ended December 31, 2017, the Fund did not accrue or pay any service fees.
Pursuant to an Expense Limitation Agreement, Wright has agreed to waive all or a portion of their advisory fees and/or assume expenses to the extent that total annual operating expenses exceed 1.00% of the average daily net assets of WCIF, through April 30, 2018 (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of the Fund's business). Thereafter, the waiver and reimbursement may be changed or terminated at any time. In addition, Wright and WISDI have voluntarily agreed to further limit the total annual expenses of WCIF to 0.90% of its average daily net assets. Such voluntary limitation may be terminated at any time. Pursuant to these agreements and voluntary limitation, Wright waived investment adviser fees of $57,961 for WCIF. WISDI waived distribution fees of $99,458 for WCIF. Effective October 21, 2017, WISDI no longer waives fees.
5. Investment Transactions
Purchases and sales (including maturities and paydowns) of investments, other than short-term obligations, were as follows:
Year Ended December 31, 2017
WCIF
Purchases -
Non-U.S. Government & Agency Obligations	$ -
U.S. Government & Agency Obligations	5,485,357
Sales -
Non-U.S. Government & Agency Obligations	$ 76,000
U.S. Government & Agency Obligations	17,934,523

6. Shares of Beneficial Interest
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:
December 31, 2018	36525	43100 #	#		42735
	Year Ended December 31, 2017			Year Ended December 31, 2016
	Shares	Amount		Shares	Amount
WCIF
Sold	684,728	$6,152,276		1,648,494	$15,446,094
Issued to shareholders in payment of distributions declared	79,045	708,790		96,715	903,089
Redemptions	(2,186,967)	(19,622,992)		(2,447,720)	(22,741,935)
Net decrease	(1,423,194)	$(12,761,926)		(702,511)	$(6,392,752)

51

The Wright Managed Income Trust
Notes to Financial Statements

7. Federal Income Tax Basis of Investments
The cost and unrealized appreciation (depreciation) of the investment securities owned at December 31, 2017, as computed on a federal income tax basis, were as follows:
Year Ended December 31, 2017
WCIF
Aggregate cost	$45,255,386
Gross unrealized appreciation	$188,502
Gross unrealized depreciation	(866,726)
Net unrealized depreciation	$(678,224)

8. Line of Credit
The Fund participates with other funds managed by Wright in a committed $10 million unsecured line of credit agreement with Union Bank of California, N.A. ("Union Bank"). The Fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at an amount above the LIBOR rate. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of the Fund's requested amounts at any particular time. As of December 31, 2017, the Fund had no outstanding balance pursuant to this line of credit. The average borrowings and average interest rate (based on days with outstanding balances) for the year ended December 31, 2017, were as follows:
WCIF
Average borrowings	$405,608
Average interest rate	1.78%

9. Risks Associated with Government Issuers
The Fund invests in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Ginnie Mae, Fannie Mae, or Freddie Mac securities). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government and no assurance can be given that the U.S. government would provide financial support. Therefore, U.S. government-related organizations such as Fannie Mae or Freddie Mac may not have the funds to meet their payment obligations.
10. Fair Value Measurements
Under GAAP for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
• Level 1 – quoted prices in active markets for identical investments
• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

52

The Wright Managed Income Trust
Notes to Financial Statements

At December 31, 2017, the inputs used in valuing the Fund's investments, which are carried at value, were as follows:
WCIF Asset Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Agency Mortgage-Backed Securities	$-	$41,556,400	$-	$41,556,400
Other U.S. Government Guaranteed	-	1,519,331	-	1,519,331
Short-Term Investments	-	1,501,431	-	1,501,431
Total Investments	$-	$44,577,162	$-	$44,577,162

The level classification by major category of investments is the same as the category presentation in the Fund's Portfolio of Investments.
There were no transfers among Level 1, Level 2 and Level 3 for the year ended December 31, 2017.
11. New Accounting Pronouncement
In March 2017, the Financial Accounting Standards Board (FASB} issued Accounting Standards Update (ASU) No. 2017-08, Receivables -Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.
12. Review for Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2017, events and transactions subsequent to December 31, 2017, have been evaluated by the Fund's management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

53

The Wright Managed Income Trust
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Wright Managed Income Trust
and the Shareholders of Wright Current Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wright Current Income Fund, a series of shares of beneficial interest in The Wright Managed Income Trust (the "Fund"), including the portfolio of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Basis for Opinion

These financial statements are the responsibility of the Fund's management.  Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in The Wright Managed Income Trust since 2010.

Philadelphia, Pennsylvania
February 28, 2018

54

The Wright Managed Income Trust
Federal Tax Information (Unaudited)

The Form 1099-DIV you received in January 2018 showed the tax status of all distributions paid to your account in calendar year 2017.  Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.
Qualified Interest Income –Wright Current Income Fund designates 99.30%, as qualified interest income exempt from U.S. tax for foreign shareholders (QII).

55

Management and Organization (Unaudited)

_____________________________________________________________________
Fund Management.  The Trustees of the Trusts are responsible for the overall management and supervision of the affairs of the Trusts.  The Trustees and principal officers of the Trusts are listed below.  Except as  indicated, each individual has held the office shown or other offices in the same company for the last five years.  The business address of each Trustee and principal  officer is 177 West Putnam Avenue, Greenwich, Connecticut 06830.

Definitions:

"WISDI" means Wright Investors' Service Distributors, Inc., the principal underwriter of the Funds.
"Winthrop" means The Winthrop Corporation, a holding company which owns all of the shares of Wright and WISDI.

Name, Address and Age	Position(s) with the Trust	Term* of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trustee/Director/Partnership/Employment Positions Held
Interested Trustee
Peter M. Donovan** Born: 1943	President and Trustee	President and Trustee since Inception	Retired. Executive Chairman of Wright Investors' Services, Inc. and The Winthrop Corporation, December 2015-December 2017. Director of Wright Investors' Service, Inc.and The Winthrop Corp.1984-December 2017, Director, WISDI 1988-December 2017. CEO and President of Wright Investors' Service, Inc and The Winthrop Corp. 1996-December 2015; Director, Wright Investors' Service Holdings, Inc.; Authorized Representative of Wright Private Asset Management; Chairman of The Winthrop Corp. November 2002-December 2012; President of 4 funds managed by Wright.	4	None
Independent Trustees
James J. Clarke, Ph.D. Born: 1941	Trustee and Chairman of the Audit Committee, Independent Trustees' Committee and Governance Committee	Trustee since December, 2002	Principal, Clarke Consulting (bank consultant - financial management and strategic planning); Director, Reliance Bank, Altoona PA since August 1995; Director, Quaint Oak Bank, Southampton, PA since 2007; Director, Phoenixville Federal Bank & Trust, Phoenixville, PA since 2011.	4	None
Richard E. Taber Born: 1948	Trustee	Trustee since March, 1997	Retired; Chairman and Chief Executive Officer of First County Bank, Stamford, CT through 2011; Director, First County Bank since 2011.	4	None
*	Trustees serve an indefinite term. Officers are elected annually.
**	Mr. Donovan is an interested person of the Trusts because of his positions as President of the Trusts, Executive Chairman and Director of Wright and Winthrop, and Director of WISDI.

56

Management and Organization (Unaudited)

Name, Address and Age	Position(s) with the Trust	Term* of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Trustee/Director/Partnership/Employment Positions Held
Principal Officers who are not Trustees
Michael J. McKeen Born: 1971	Treasurer	Treasurer of the Trusts since March 2011	Senior Vice President, Atlantic Fund Services, LLC since 2008; Officer of 4 funds managed by Wright.	N/A	N/A
Gino Malaspina Born: 1968	Secretary	Secretary of the Trusts since November, 2016
Senior Counsel, Atlantic since June 2014; Senior Counsel and Managing Director, Cipperman & Company/Cipperman Compliance Services LLC, 2010-2014; and Associate, Stradley Ronon Stevens & Young, LLP, 2009-2010.
				N/A	N/A
Carlyn Edgar Born: 1963	Chief Compliance Officer	Chief Compliance Officer of the Trusts since September, 2011.	Senior Vice President, Atlantic Fund Services, LLC since 2008.	N/A	N/A

57

Important Notices Regarding Delivery of Shareholder
Documents, Portfolio Holdings and Proxy Voting (Unaudited)

The Wright Managed Blue Chip Investment Funds
Wright Investors' Service, Inc.
Wright Investors' Service Distributors, Inc.

Important Notice Regarding Delivery of Shareholders Documents

The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Wright, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Wright, or your financial adviser, otherwise.

If you would prefer that your Wright documents not be householded, please contact Wright at (800) 555-0644, or your financial adviser.

Your instructions that householding not apply to delivery of your Wright documents will be effective within 30 days of receipt by Wright or your financial adviser.

Portfolio Holdings

In accordance with rules established by the SEC, the Funds send semi-annual and annual reports to shareholders that contain a complete list of portfolio holdings as of the end of the second and fourth quarters, respectively, within 60 days of quarter-end and after filing with the SEC. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter-end. The Funds' complete portfolio holdings as reported in annual and semi-annual reports and on Form N-Q are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://sec.gov/info/edgar/prrules.htm or by calling (800) SEC-0330). After filing, the Funds' portfolio holdings as reported in annual and semi-annual reports are also available on Wright's website at www.wrightinvestors.com and are available upon request at no additional cost by contacting Wright at (800) 555-0644.

Proxy Voting Policies and Procedures

From time to time funds are required to vote proxies related to the securities held by the funds. The Wright Managed Blue Chip Investment Funds vote proxies according to a set of policies and procedures approved by the Funds' Board. You may obtain a description of these policies and procedures and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 without charge, upon request, by calling (800) 555-0644. This description is also available on the SEC website at http://www.sec.gov.

58

WRIGHT
INVESTORS' SERVICE

Annual Report

Officers and Trustees of the Funds
Peter M. Donovan, President and Trustee
James J. Clarke, Trustee
Richard E. Taber, Trustee
Gino Malaspina, Secretary
Michael J. McKeen, Treasurer

Investment Adviser and Administrator
Wright Investors' Service, Inc.
177 West Putnam Avenue
Greenwich, Connecticut 06830

Principal Underwriter
Wright Investors' Service Distributors, Inc.
177 West Putnam Avenue
Greenwich, Connecticut 06830
e-mail: wright@wisi.com

Custodian
Union Bank, NA
350 California Street
San Francisco, California 94104

Transfer and Dividend Disbursing Agent
Atlantic Fund Services
P.O. Box 588
Portland, Maine 04112

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a Fund's current prospectus.

comb-anr-171231

ITEM 2. CODE OF ETHICS.

(a)
As of the end of the period covered by this report, The Wright Managed Income Trust  (the "Registrant") has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the "Code of Ethics").

(c)	There have been no amendments to the Registrant's Code of Ethics during the period covered by this report.

(d)	There have been no waivers to the Registrant's Code of Ethics during the period covered by this report.

(e)	Not applicable.

(f) (3)	The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-888-9471.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board has designated James J. Clarke, an independent trustee, as its audit committee financial expert.  Mr. Clarke is the Principal of Clarke Consulting, a financial management and strategic planning firm.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the principal accountant in connection with the statutory and filings or engagements for those fiscal years were, $18,000 in 2016 and $18,000  in 2017.

(b) Audit-Related Fees

None.

(c) Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $3,000  in 2016 and $3,000 in 2017.  The nature of the services comprising these fees were tax compliance, tax advice and tax planning including fees for tax return preparation.

(d) All Other Fees

None.

(e) (1) The registrant's audit committee has adopted an Audit Committee Charter which contains policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies").  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee, and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees with the exception of any de minimus engagement meeting applicable requirements.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the registrant's audit committee.  The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually.  The registrant's audit committee maintains full responsibility for the appointment, compensation and oversight of the registrant's principal accountant.

 (2) Not applicable.

(f) Not applicable

(g) Not applicable.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	Included as part of report to stockholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which a Fund's shareholder may recommend nominees to the registrant's board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A(17 CFR240 14a-101), or this item.

ITEM 11. CONTROLS AND PROCEDURES
(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified to the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

(a)(1)	Registrant's Code of Ethics – Not applicable (please see Item 2)
(a)(2)	Treasurer's and President's Section 302 certification
(a)(3)	Not applicable.
(b)	Combined 906 certification
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant The Wright Managed Income Trust (On behalf of Wright Current Income Fund)

By:	/s/ Peter M. Donovan
Peter M. Donovan
President

Date:	February 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Peter M. Donovan
Peter M. Donovan
President
Date:	February 27, 2018

By:	/s/ Michael J. McKeen
Michael J. McKeen
Treasurer
Date:	February 27, 2018